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VORNADO REALTY TRUST

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VORNADO REALTY TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

2010

888 Seventh Avenue
New York, New York 10019

Notice of Annual Meeting of Shareholders to Be Held on May 13, 2010

To our Shareholders:

The 2010 Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at the Hilton Hasbrouck Heights/Meadowlands, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604, on Thursday, May 13, 2010, beginning at 11:30 A.M., local time, for the following purposes:

(1) To elect four persons to the Board of Trustees of the Company. Each person elected will serve for a term of three years and until his successor is duly elected and qualified.

(2) To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3) To consider and vote upon the Company’s 2010 Omnibus Share Plan.

(4) To consider and vote upon a shareholder proposal regarding majority voting, if properly presented at the meeting.

(5) To consider and vote upon a shareholder proposal regarding the appointment of an independent Chairman, if properly presented at the meeting.

(6) To consider and vote upon a shareholder proposal regarding establishing one class of trustees to be elected annually, if properly presented at the meeting.

(7) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Trustees of the Company has fixed the close of business on March 15, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

Please review the accompanying Proxy Statement and proxy card. Whether or not you plan to attend the meeting, your shares should be represented and voted. You may authorize your proxy by the Internet or by touch-tone phone as described on the proxy card. Alternatively, you may sign the proxy card and return it in accordance with the instructions included with the proxy card. You may revoke your proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our principal executive office, or (4) attending the Annual Meeting and voting in person. To be effective, these later dated proxy cards, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 12, 2010.

By Order of the Board of Trustees,

Alan J. Rice
Secretary

April 1, 2010

2010 PROXY STATEMENT      VORNADO REALTY TRUST  1

888 Seventh Avenue
New York, New York 10019

PROXY STATEMENT

Annual Meeting of Shareholders to Be Held on May 13, 2010

The accompanying proxy is being solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (“we,” “us,” “our” or the “Company”), for use at our 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 13, 2010, beginning at 11:30 A.M., local time, at the Hilton Hasbrouck Heights/Meadowlands, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Our principal executive office is located at 888 Seventh Avenue, New York, New York 10019. Our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Shareholders, the proxy card or voting instruction card and our 2009 Annual Report are being distributed and made available on or about April 1, 2010.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our shareholders on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about April 1, 2010 to our shareholders of record as of the close of business on March 15, 2010. Shareholders will have the ability to access the proxy materials on a website referred to in the notice or request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on or about April 1, 2010, to vote your shares through the Internet. If you have not received a copy of this notice, please contact our investor relations department at 201-587-1000 or send an e-mail to ircontact@vno.com. If you wish to receive a hard copy of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

How do you vote?

You may authorize your proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our principal executive office or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy. To be effective, these later dated proxy cards, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 12, 2010.

If you hold your common shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the directions provided by your broker or nominee.

We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies for a fee not to exceed $5,500. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these instructions.

 2  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Who is entitled to vote?

Only shareholders of record as of the close of business on March 15, 2010 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the “record date.” On that date, 181,907,215 of our common shares of beneficial interest, par value $0.04 per share (the “Shares”), were outstanding. Holders of Shares as of the record date are entitled to one vote per Share on each matter properly submitted at the Annual Meeting.

How do you attend the meeting in person?

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Shares as of the close of business on the record date. If you hold Shares in “street name” and wish to vote in person at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

How will your votes be counted?

The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Any proxy submitted will be voted as directed. Any proxy executed and submitted, but for which no direction is given, will be voted as recommended by the Board of Trustees in this proxy statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting. A broker non-vote and any proxy marked “withhold authority” or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of trustees, the ratification of the appointment of our registered independent public accounting firm or the shareholder proposals. With respect to the proposal to consider and vote on the Company’s 2010 Omnibus Share Plan (Proposal 4), abstentions and broker non-votes will have the effect of a vote against the proposal, unless holders of a majority in interest of all Shares cast votes, in which event a broker non-vote will have no effect on the result of the vote.

PROPOSAL 1: ELECTION OF TRUSTEES

TRUSTEES STANDING FOR ELECTION

Our Board currently has 10 trustees. On February 18, 2010, our Board, on the recommendation of our Corporate Governance and Nominating Committee, nominated each of Ms. Candace K. Beinecke, Mr. Robert P. Kogod, Mr. David Mandelbaum and Dr. Richard R. West for election at our Annual Meeting to the class of trustees to serve until the Annual Meeting of Shareholders in 2013 and until her or his respective successor is duly elected and qualified. Each of these nominees currently serves as a member of our Board. Our organizational documents provide that our trustees are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of trustees is elected at each Annual Meeting to hold office for a term of three years and until their respective successors have been duly elected and qualified. Mr. Robert H. Smith also served on our Board until December 29, 2009, when he passed away. We express our appreciation for his eight years of dedicated service.

Unless you direct otherwise in the proxy, each of the persons named in the attached proxy will vote your proxy for the election of the four nominees listed below as trustees. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternate nominee who will be nominated by our Corporate Governance and Nominating Committee and nominated by the Board. Alternatively, the Board, on the recommendation of the Corporate Governance and Nominating Committee, may reduce the size of the Board and number of nominees. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for trustee will be unable to serve as trustee.

Under our Amended and Restated Bylaws (the “Bylaws”), a plurality of all the votes cast at the Annual Meeting, if a quorum is present, is sufficient to elect a trustee. Under Maryland law, proxies marked “withhold authority” will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of this vote. A broker non-vote will have no effect on the result of this vote.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  3

The Board of Trustees recommends that shareholders vote “FOR” approval of the election of each of the nominees listed below to serve as a trustee until the Annual Meeting of Shareholders in 2013 and until her or his respective successor has been duly elected and qualified.

The following table lists the nominees and the other present members of the Board. For each such person, the table lists the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became or was nominated to become a member of our Board or a director of our predecessor, Vornado, Inc.

				Year First
		Principal Occupation	Year Term	Appointed
		and, if applicable, Present Position	Will	or Nominated
Name	Age	with the Company	Expire	as Trustee

Nominees for Election to Serve as Trustees Until the Annual Meeting in 2013
Candace K. Beinecke(1)(2)	63	Chair of Hughes Hubbard & Reed LLP	2013	2007
Robert P. Kogod	78	President of Charles E. Smith Management LLC	2013	2002
David Mandelbaum(1)(2)	74	A member of the law firm of Mandelbaum & Mandelbaum, P.C.; a general partner of Interstate Properties	2013	1979
Dr. Richard R. West(1)(3)(4)	72	Dean Emeritus, Leonard N. Stern School of Business, New York University	2013	1982

Present Trustees Elected to Serve as Trustees Until the Annual Meeting in 2011
Anthony W. Deering(1)(3)	65	Chairman of Exeter Capital, LLC	2011	2005
Michael Lynne(1)(4)	68	Principal of Unique Features	2011	2005
Ronald G. Targan(1)(3)(4)	83	President of Malt Products Corporation	2011	1980

Present Trustees Elected to Serve as Trustees Until the Annual Meeting in 2012
Steven Roth(5)	68	Chairman of the Board of Trustees of the Company; Managing General Partner of Interstate Properties	2012	1979
Michael D. Fascitelli(5)	53	President and Chief Executive Officer of the Company	2012	1996
Russell B. Wight, Jr.(1)(2)(5)(6)	70	A general partner of Interstate Properties	2012	1979

(1)	Independent pursuant to the rules of the New York Stock Exchange (“NYSE”) as determined by vote of the Board.

(2)	Member of the Corporate Governance and Nominating Committee of the Board.

(3)	Member of the Audit Committee of the Board.

(4)	Member of the Compensation Committee of the Board.

(5)	Member of the Executive Committee of the Board.

(6)	Lead Trustee.

 4  VORNADO REALTY TRUST   2010 PROXY STATEMENT

BIOGRAPHIES OF OUR TRUSTEES

Ms. Beinecke has served as Chair of Hughes Hubbard & Reed LLP, a New York law firm, since 1999 and is a practicing partner in Hughes Hubbard’s Corporate Department. Ms. Beinecke also serves as Chairperson of Arnhold & S. Bleichroeder Advisors LLC’s First Eagle Funds, Inc. (a U.S. public mutual fund family), and as a board member of ALSTOM (a public French transport and power company).

Mr. Deering is Chairman of Exeter Capital, LLC (a private investment firm). He previously served as Chairman of the Board and Chief Executive Officer of The Rouse Company (a public real estate company), until its merger with General Growth Properties in November 2004. Mr. Deering joined The Rouse Company in 1972 and was previously its Vice President and Treasurer, Senior Vice President and Chief Financial Officer, and President and Chief Operating Officer. Mr. Deering is also a director of a number of the T. Rowe Price Mutual Funds (investment management funds) and a director of Under Armour, Inc. (a sporting goods company). Mr. Deering served as a director of Mercantile Bank (a banking institution) from 2002 to 2007.

Mr. Fascitelli has been our President and a trustee since December 1996 and our Chief Executive Officer since May 2009. From December 1992 to December 1996, Mr. Fascitelli was a partner at Goldman, Sachs & Co. (an investment banking firm) in charge of its real estate practice and was a vice president prior thereto. He is also a director and the President of Alexander’s, Inc. (“Alexander’s”) (a real estate investment trust) and a director of Toys “R” Us, Inc. (a retailer). In addition, from August 2005 through June 2008, Mr. Fascitelli was a member of the Board of Trustees of GMH Communities Trust (a real estate investment trust).

Mr. Kogod was appointed a trustee on January 1, 2002, the date Charles E. Smith Commercial Realty L.P. merged into a subsidiary of the Company. Currently Mr. Kogod is the President of Charles E. Smith Management LLC (a private investment firm). Previously, Mr. Kogod was Co-Chief Executive Officer and Co-Chairman of the Board of Directors of Charles E. Smith Commercial Realty L.P., from October 1997 through December 2001, and was Co-Chief Executive Officer and Co-Chairman of the Board of Directors of Charles E. Smith Residential Realty from June 1994 to October 2001. Mr. Kogod also served as a trustee of Archstone-Smith Trust (a real estate investment trust) until it was sold in 2007.

Mr. Lynne has been a principal of Unique Features (a motion picture company) since its formation in 2008. Prior to that he was Co-Chairman and Co-Chief Executive Officer of New Line Cinema Corporation (a subsidiary of Time Warner, Inc. and a motion picture company) since 2001. Prior to 2001, Mr. Lynne served as President and Chief Operating Officer of New Line Cinema, starting in 1990. From 2006 until 2008, Mr. Lynne served on the Board of Directors of Time Warner Cable Inc. (a telecommunications company).

Mr. Mandelbaum has been a member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1967. Since 1968, he has been a general partner of Interstate Properties (an owner of shopping centers and investor in securities and partnerships, “Interstate”). Mr. Mandelbaum is also a director of Alexander’s.

Mr. Roth has been the Chairman of our Board of Trustees since May 1989 and Chairman of the Executive Committee of the Board since April 1980. From May 1989 until May 2009, Mr. Roth also served as our Chief Executive Officer. Since 1968, he has been a general partner of Interstate and he currently serves as its Managing General Partner. He is the Chairman of the Board and Chief Executive Officer of Alexander’s. Mr. Roth is also a director of Toys “R” Us, Inc.

Mr. Targan has been the President of Malt Products Corporation of New Jersey (a producer of malt syrup) since 1962. From 1964 until July 2002, Mr. Targan was a member of the law firm of Schechner and Targan, P.A.

Dr. West is Dean Emeritus of the Leonard N. Stern School of Business at New York University. He was a professor there from September 1984 until September 1995 and Dean from September 1984 until August 1993. Prior thereto, Dr. West was Dean of the Amos Tuck School of Business Administration at Dartmouth College. Dr. West is also a director of Alexander’s, Bowne & Co., Inc. (a commercial printing company) and a number of investment companies managed by BlackRock Advisors (an asset management firm).

Mr. Wight has been a general partner of Interstate since 1968. Mr. Wight is also a director of Alexander’s.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  5

RELATIONSHIPS AMONG OUR TRUSTEES

We are not aware of any family relationships among any of our trustees or executive officers or persons nominated or chosen by us to become trustees or executive officers.

Messrs. Roth, Wight and Mandelbaum are each general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in “Certain Relationships and Related Transactions—Transactions Involving Interstate Properties.”

Messrs. Roth, Fascitelli, Wight, Mandelbaum and Dr. West are also directors of Alexander’s. We, together with Interstate and its general partners, beneficially own approximately 60% of the common stock of Alexander’s outstanding as of the record date.

For more information concerning Interstate, Alexander’s and other relationships involving our trustees, see “Certain Relationships and Related Transactions.”

CORPORATE GOVERNANCE

The Company or its predecessor has been continuously listed on the NYSE since January 1962 and is subject to the NYSE’s Corporate Governance Standards.

The Board has determined that Ms. Beinecke and Messrs. Deering, Lynne, Mandelbaum, Targan, Wight and Dr. West are independent under the Corporate Governance Standards of the NYSE, making seven of our 10 trustees independent. The Board reached its conclusion after considering all applicable relationships between or among such trustees and the Company or management of the Company. These relationships are described in the sections of this proxy statement entitled “Relationships Among Our Trustees” and “Certain Relationships and Related Transactions.” Among other factors considered by the Board in making its determinations regarding independence was the Board’s determination that these trustees met all of the “bright-line” requirements of the NYSE Corporate Governance Standards as well as the categorical standards adopted by the Board as contained in our Corporate Governance Guidelines.

As part of its commitment to good corporate governance, the Board of Trustees has adopted the following committee charters and policies:

■	Audit Committee Charter

■	Compensation Committee Charter

■	Corporate Governance and Nominating Committee Charter

■	Corporate Governance Guidelines (attached as Annex A)

■	Code of Business Conduct and Ethics

We have made available on our website (www.vno.com) copies of these charters, guidelines and policies. We will post any future changes to these charters, guidelines and policies to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our trustees’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934 are also available on our website. In addition, copies of these charters, guidelines and policies are available free of charge from the Company upon your written request. Requests should be sent to our investor relations department located at our principal executive office.

The Code of Business Conduct and Ethics applies to all of our trustees, executives and other employees.

 6  VORNADO REALTY TRUST   2010 PROXY STATEMENT

COMMITTEES OF THE BOARD OF TRUSTEES

The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Other than the Executive Committee, each committee is comprised solely of independent trustees.

The Board held eleven meetings during 2009. Each trustee attended at least 75% of the combined total of the meetings of the Board and all committees on which he or she served during 2009.

In addition to full meetings of the Board, non-management trustees met four times in sessions without members of management present. During these meetings, Mr. Wight, as Lead Trustee, acted as presiding member. We do not have a policy with regard to trustees’ attendance at Annual Meetings of Shareholders. All of our trustees were present at the 2009 Annual Meeting of Shareholders.

Executive Committee

The Executive Committee possesses and may exercise certain powers of the Board in the management of the business and affairs of the Company. The Executive Committee consists of three members, Messrs. Roth, Fascitelli and Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2009.

Audit Committee

The Audit Committee, which held twelve meetings during 2009, consists of three members: Dr. West, as Chairman, and Messrs. Deering and Targan.

The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements of the Audit Committee, among other matters. The Board has determined that all existing Audit Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy. In addition, at all times, at least one member of the Audit Committee has met the NYSE standards for financial management expertise.

The Board has determined that each of Dr. West and Mr. Deering is an “audit committee financial expert,” as defined by SEC Regulation S-K, and thus has at least one such expert serving on its Audit Committee. The Board reached these conclusions based on the relevant experience of Dr. West and Mr. Deering, including as described above under “Biographies of our Trustees.”

The Audit Committee’s purposes are to (i) assist the Board in its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviewing of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q and annually auditing the effectiveness of internal control over financial reporting and other procedures. Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.vno.com).

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting and administration of awards under the Company’s omnibus share plans. The

2010 PROXY STATEMENT      VORNADO REALTY TRUST  7

committee, which held six meetings and acted twice by written consent during 2009, consists of three members: Mr. Lynne, as Chairman, Mr. Targan and Dr. West. All members of the Compensation Committee are independent. The Board has adopted a written Compensation Committee Charter.

Compensation decisions for our executive officers and trustees are made by the Compensation Committee. Decisions regarding compensation of other employees are made by our President and Chief Executive Officer in consultation with our Chairman and are subject to review and approval of the Compensation Committee.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary. Compensation Committee meetings are attended from time to time by members of management at the invitation of the Compensation Committee. The Compensation Committee’s Chairman reports the committee’s recommendation on executive compensation to the Board. The Compensation Committee has authority under its charter to elect, retain, approve fees for and terminate special counsel or other experts or consultants as it deems appropriate to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid by us to outside consultants to ensure that the consultant maintains its objectivity and independence when rendering advice to the committee.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3; and (ii) “outside directors” for the purposes of Section 162(m).

See “Compensation Discussion and Analysis” below for a discussion of the role of executive officers in determining or recommending compensation for our executive officers. We have also included under “Compensation Discussion and Analysis” a discussion of the role of compensation consultants in determining or recommending the amount or form of executive or director compensation.

Corporate Governance and Nominating Committee

Prior to January 14, 2009, the members of the Corporate Governance and Nominating Committee consisted of Mr. Wight, as Chairman, and Messrs. Deering and Mandelbaum. On January 14, 2009, Mr. Deering resigned from the committee and was replaced by Ms. Beinecke, who was elected chairperson of the committee effective that date. Each of Messrs. Wight, Deering and Mandelbaum and Ms. Beinecke is independent. The committee’s responsibilities include the selection of potential candidates for the Board and the development and review of our governance principles. It also reviews trustee compensation and benefits, and oversees annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee selects and evaluates candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines, pursuant to the Corporate Governance and Nominating Committee Charter and as are set forth below. The committee is then responsible for recommending to the Board a slate of candidates for trustee positions for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members, however, the Corporate Governance and Nominating Committee will consider shareholder recommendations for candidates for the Board sent to the Corporate Governance and Nominating Committee, c/o Alan J. Rice, Secretary, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019 and will evaluate any such recommendations using the criteria set forth in the Corporate Governance and Nominating Committee Charter. The Corporate Governance and Nominating Committee met four times in 2009.

 8  VORNADO REALTY TRUST   2010 PROXY STATEMENT

LEAD TRUSTEE

On February 18, 2010, our independent Trustees re-appointed Mr. Wight to serve as Lead Trustee for a one-year term. He has served in such capacity since February 2009. The responsibilities and duties of the Lead Trustee are described in our Corporate Governance Guidelines (a copy of which is attached to this Proxy Statement).

CRITERIA AND DIVERSITY

In considering whether to recommend any candidate for election or re-election as a trustee, including candidates recommended by shareholders, the Corporate Governance and Nominating Committee will apply the criteria set forth in our Corporate Governance Guidelines and considers criteria including:

■	Personal abilities and skills;

■	Personal qualities and characteristics, accomplishments and reputation in the business community;

■	Current knowledge and understanding of our industry, other industries relevant to our business and the communities in which we do business;

■	Ability and willingness to commit adequate time to Board and committee matters;

■	The fit of the individual’s skills with those of other trustees in building a Board that is effective and responsive to the needs of the Company; and

■	Diversity of viewpoints, experience and other demographics.

Accordingly, in consideration with many other factors, the Committee selects nominees with a broad diversity of abilities, experience, professions, skills and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of members of our Board of Trustees, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

We believe our current nominees for the Board of Trustees and the other members of our Board collectively have the abilities, skills and experience to create a board that is well-suited to oversee the management of Vornado. Each member has the integrity, business judgment and commitment to our Board and our shareholders that comprise essential characteristics for a trustee of Vornado. Our trustees also bring to the Board highly developed skills in diverse areas such as finance and investing, accounting, law and the operation of real estate companies and are recognized leaders in their respective fields. In addition, members of the Board have diverse views and experiences that strengthen their ability to guide our Company. Additionally, we believe that the significant shareholdings in our Company held by our Board members is an important factor in aligning our Board’s perspective with those of its shareholders in general. All of our trustees have equity interests in our Company. In addition, all of our trustees have extensive experience serving on the boards, and/or being at the most senior management level, of other public or private organizations. More specifically, Messrs. Roth, Fascitelli, Wight, Kogod, Mandelbaum, Deering and Targan each has extensive experience in the real estate industry generally, and with Vornado specifically, and is skilled in the investment in and operation of real estate or real estate companies. Dr. West and Mr. Deering each bring extensive experience in financial and accounting oversight. Messrs. Kogod, Deering, Lynne and Targan each has experience leading other companies. Dr. West has had a lengthy career in academia and as a leader of prominent business schools. Ms. Beinecke and Messrs. Mandelbaum and Targan each has led a law firm. Our Board greatly benefits from this robust and diverse set of abilities, skills and experience.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  9

LEADERSHIP STRUCTURE

Currently, our Board of Trustees has an active, independent, lead trustee and the positions of Chairman and Chief Executive Officer are held by separate persons. At present, our Board believes that this structure is appropriate and that it facilitates independent oversight of management.

THE BOARD’S ROLE IN RISK OVERSIGHT

While risk management is primarily the responsibility of the Company’s senior management team, the Board of Trustees is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes regularly receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. As part of its charter, the Audit Committee discusses our policies with respect to risk assessment and risk management and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

* * * * *

Persons wishing to contact the independent members of the Board should call (866) 537-4644. A recording of each phone call to this number will be sent to one independent member of the Board who sits on the Audit Committee as well as to a member of management who may respond to any such call if the caller provides a return number. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.vno.com).

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PRINCIPAL SECURITY HOLDERS

The following table lists the number of Shares and Units beneficially owned, as of March 15, 2010, by (i) each person who holds more than a 5% interest in the Company or our operating partnership, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), (ii) trustees of the Company, (iii) the executive officers of the Company defined as “Covered Executives” in “Executive Compensation” below, and (iv) the trustees and all executive officers of the Company as a group. Unless otherwise specified, “Units” are Class A units of limited partnership interest of our Operating Partnership and other classes of units convertible into Class A units. The Company’s ownership of Units is not reflected in the table but is described in footnote (2).

		Number of
	Address of	Shares and Units	Percent	Percent of All
	Beneficial	Beneficially	of All	Shares and
Name of Beneficial Owner	Owner	Owned(1)(2)	Shares(1)(2)(3)	Units(1)(2)(4)

Named Executive Officers and Trustees
Steven Roth(5)(6)(7)(8)	(9)	9,910,998	5.42%	5.07%
David Mandelbaum(5)(8)	(9)	9,052,778	4.98%	4.65%
Russell B. Wight, Jr.(5)(8)(10)	(9)	6,590,351	3.62%	3.39%
Robert P. Kogod(8)(11)	(9)	3,642,519	1.99%	1.87%
Michael D. Fascitelli(7)(8)(12)	(9)	2,721,964	1.49%	1.39%
Ronald G. Targan(8)	(9)	779,996	*	*
Sandeep Mathrani(7)(8)	(9)	515,204	*	*
David R. Greenbaum(7)(8)(13)	(9)	491,659	*	*
Joseph Macnow(7)(8)(14)	(9)	155,843	*	*
Richard R. West(8)(15)	(9)	29,180	*	*
Anthony W. Deering(8)	(9)	8,839	*	*
Michael Lynne(8)	(9)	5,530	*	*
Candace K. Beinecke(8)	(9)	3,369	*	*
All trustees and executive officers as a group (17 persons)(7)(8)	(9)	23,304,326	12.49%	11.78%
Other Beneficial Owners
The Vanguard Group, Inc.(16)	100 Vanguard Blvd Malvern, PA 19355	13,596,391	7.47%	6.99%
BlackRock, Inc.(17)	40 East 52nd Street New York, NY 10019	13,040,707	7.17%	6.70%
Interstate Properties(5)	(9)	5,603,548	3.08%	2.88%

*Less than 1%.

(1)	Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 181,907,215 Shares and 12,695,413 Units (other than Units held by the Company) outstanding as of March 15, 2010.

(2)	In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 93% of the Units of, the Operating Partnership as of March 15, 2010 (one Unit for each Share outstanding). Generally, any time after one year from the date of issuance (or two years in the case of certain holders), holders of Units (other than the Company) have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Unit redeemed or, at the option of the Company, cash or one Share for each Unit tendered, subject to

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customary anti-dilution provisions (the “Unit Redemption Right”). Holders of Units may be able to sell publicly Shares received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company. The Company has filed registration statements with the SEC to register the issuance or resale of certain of the Shares issuable upon the exercise of the Unit Redemption Right.

(3)	The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of other Company or Operating Partnership securities for or into Shares) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4)	The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of Company or Operating Partnership securities for or into Shares or Units) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(5)	Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the three general partners, owns 5,603,548 Shares. These Shares are included in the total Shares and the percentage of class for each of them and for Interstate. Messrs. Roth, Wight and Mandelbaum share voting power and investment power with respect to these Shares. 1,000,000 of the Shares held by Interstate are pledged as security for loans from a third party.

(6)	Includes 1,545,679 Shares held in a grantor trust and 7,873 Shares owned by the Daryl and Steven Roth Foundation, over which Mr. Roth holds sole voting power and sole investment power. Does not include 37,299 Shares owned by Mr. Roth’s wife, as to which Mr. Roth disclaims any beneficial interest. Also includes Shares issuable on the exercise of options that have been pledged by Mr. Roth to the Company as security for a loan granted by the Company as described below (which have a value at least twice that of the loan balance).

(7)	The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to the vesting of options: Steven Roth—940,286; Michael D. Fascitelli—916,967; Sandeep Mathrani—460,827, David R. Greenbaum—160,557; Joseph Macnow—26,704; and all trustees and executive officers as a group—2,797,017.

(8)	The number of Shares beneficially owned by the following persons includes the indicated number of shares of unvested restricted stock: David Mandelbaum—62; Russell B. Wight, Jr.—62; Robert P. Kogod—62; Ronald G. Targan—62; Richard R. West—62; Anthony W. Deering—62; Michael Lynne—62. The named persons may direct the voting of their unvested restricted Shares. The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested OPP Units (as defined below) as indicated: Steven Roth—64,327; Michael D. Fascitelli—64,327; Sandeep Mathrani—17,153; David R. Greenbaum—11,436; Joseph Macnow—14,294; and all trustees and executive officers as a group—228,717. The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested Restricted Units (as defined below) as indicated: Steven Roth—45,480; Michael D. Fascitelli—45,232; Sandeep Mathrani—8,043; David R. Greenbaum—11,331; Joseph Macnow—13,240; Anthony W. Deering—3,196; Michael Lynne—3,196; Candace K. Beinecke—3,091; and all trustees and executive officers as a group—176,771. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested OPP Units as indicated: Steven Roth—64,326; Michael D. Fascitelli—64,326; Sandeep Mathrani—17,154; David R. Greenbaum—11,436; Joseph Macnow—14,295; and all trustees and executive officers as a group—228,716. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested Restricted Units as indicated: Steven Roth—86,782; David Mandelbaum—1,311; Russell B. Wight, Jr.—1,311; Robert P. Kogod—1,311; Michael D. Fascitelli—86,618; Ronald G. Targan—1,311; Sandeep Mathrani—20,529; David R. Greenbaum—24,433; Joseph Macnow—24,271; Richard R. West—1,311; Anthony W. Deering—1,311; Michael Lynne—1,311; Candace K. Beinecke—1,153; and all trustees and executive officers as a group—331,885.

(9)	The address of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

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(10)	Includes 13,495 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 16,575 Shares owned by the spouse and children of Mr. Wight. Mr. Wight disclaims any beneficial interest in these Shares.

(11)	Includes 1,767 Shares, 1,555,329 Units and options to acquire 32,949 Shares held, directly or indirectly, by the Estate of Robert H. Smith for which Mr. Kogod is an executor. Mr. Kogod disclaims beneficial interest in these Shares and Units. Does not include 221,842 Shares and 92,582 Units owned by Mr. Kogod’s wife. Mr. Kogod disclaims any beneficial interest in these Shares and Units. Includes 940,936 Units as to which Mr. Kogod shares investment power with his wife and/or children.

(12)	The number of Shares beneficially owned by Mr. Fascitelli does not include 3,150 Shares owned by children of Mr. Fascitelli.

(13)	Includes 49,817 Units as to which Mr. Greenbaum shares investment power with his wife. Does not include 17,566 Units owned by his wife and 81,100 Units owned by his children in each case for which Mr. Greenbaum disclaims any beneficial interest.

(14)	Mr. Macnow and his wife jointly own 80,190 of these Shares, which are pledged as security for loans from third parties.

(15)	Dr. West and his wife own 3,356 of these Shares jointly. Also included are 1,433 Shares into which 1,000 Series A preferred shares of beneficial interest owned by Dr. West are convertible.

(16)	According to an amendment to Schedule 13G filed on February 4, 2010, The Vanguard Group, Inc., either directly or through affiliates, beneficially owns and has dispositive power with respect to 13,596,391 Shares and its affiliate Vanguard Fiduciary Trust Company beneficially owns 232,366 Shares as investment manager of collective trust accounts and it directs the voting of those Shares.

(17)	According to an amendment to Schedule 13G filed on January 20, 2010, BlackRock, Inc. and related entities control these Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, certain classes of our equity securities with the SEC. Such trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that the only filing deficiencies under Section 16(a) by our trustees, executive officers and 10% shareholders in the year ended December 31, 2009 (or in 2010, prior to the mailing of this proxy statement) are as follows:

(a)	four late filings by Russell B. Wight, Jr, a trustee, with respect to transactions reported on Form 4s and a Form 4/A; and
(b)	one late filing by Dr. Richard R. West, a trustee, with respect to the purchase of preferred shares reported on Form 4.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Philosophy and Program

We believe that the quality, skills and dedication of our senior executive officers are critical factors affecting the long-term value of our company. Our key compensation goals are to attract world-class executive talent; retain our key leaders; reward past performance; provide an incentive for future performance; and align our executives’ long-term interests with those of our investors. We use a variety of compensation elements to achieve these goals, including base salary, annual bonuses, options, Restricted Shares, Restricted Units and out-performance units, all of which we discuss in detail below. In this discussion, when we discuss the “Market Value” of equity awards we refer to values based on the market price of our Shares at the date of grant (the values actually considered by our Compensation Committee in making compensation decisions). When we discuss the “Fair Value” of equity awards, we refer to the “fair value” for such awards determined in accordance with applicable securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions). Fair Value is the method used for presenting values for equity awards in our “Summary Compensation Table” and elsewhere under “Executive Compensation.”

Current Year Compensation Decisions

We make our compensation decisions generally in the first quarter of a fiscal year with respect to the prior year. In the first quarter of 2009 for 2008, in light of the then prevailing economic conditions, we determined to decrease the compensation levels of our executive officers and other officers throughout the Company. For the executives listed in our Summary Compensation Table (our “Covered Executives”), total compensation decreased by 54% compared to the prior year. In the first quarter of 2010 for 2009, we increased total compensation for these covered executives by 124% compared to the prior year. Compensation awarded for 2009 represents a 3% increase over that awarded for 2007.

The compensation levels discussed in this Compensation Discussion and Analysis section are not directly comparable to the amounts presented in the Summary Compensation Table further below in this proxy statement primarily because this discussion pertains to awards granted in the first quarter of a fiscal year with respect to the trailing fiscal year whereas the Summary Compensation Table (in accordance with applicable SEC rules and regulations) shows awards in the years they were made. Also, the Summary Compensation Table includes compensation amounts based on the change in pension value and nonqualified deferred compensation earnings, as well as other items of compensation, including perquisites and other personal benefits. The discussion in this section excludes these amounts because the Compensation Committee considers these programs in the context of its assessment of the overall benefit design and not as part of its annual compensation decisions.

In addition, in the first quarter of 2009 each of our nine most senior executive officers (including each of our Covered Executives) voluntarily surrendered all grants to them during 2007 and 2008 of options and of 2008 OPP Units (without any consideration or agreement for consideration in the future). These awards continue to appear as compensation in our Summary Compensation Table despite their surrender (without consideration). The voluntary surrender of these awards resulted in an approximate $32.6 million (non-cash) expense to the Company in the first quarter of 2009.

Implementing Our Objectives

Our decisions on senior executive officer compensation are based primarily upon our assessment of each executive’s leadership, operational performance and potential to enhance long-term shareholder value. We rely upon our judgment about each individual—and not on rigid formulas or short-term changes in business performance—in determining the amount and mix of compensation elements. We believe that this method, as opposed to a formulaic method of determining compensation, has the added benefit of reducing the risk to the Company that could potentially be associated with compensation decisions. Key factors affecting our judgment include: actual performance compared to the financial, operational and strategic goals established for the executive’s operating division at the beginning of the year; the nature, scope and level of responsibilities; the contribution to the Company’s financial results, particularly with respect to key metrics such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”), Comparable FFO (as

 14  VORNADO REALTY TRUST   2010 PROXY STATEMENT

provided in our regular annual and quarterly reports) and total return to shareholders during the year; and the contribution to the Company’s commitment to corporate responsibility, including success in creating a culture of unyielding integrity and compliance with applicable laws and our ethics policies. These factors may be considered on an absolute and/or relative basis with respect to other companies or indices. We also consider each executive’s current salary and prior-year bonus, the value of an executive’s equity stake in the Company, and the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive’s peers within the Company. We also consider competitive market compensation paid by other companies that operate in our business or that compete for the same talent pool, such as other S&P 500 REITs, other real estate companies operating in our core markets and, in some cases, investment banking, hedge fund and private equity firms. However, we do not tie our compensation decisions to any particular range or level of total compensation paid to executives at these companies. In addition, while we encourage alignment with shareholders’ interests through long-term, equity-based compensation, we have no pre-established target for the allocation of compensation between cash and non-cash or short-term and long-term incentive elements. We apportion cash payments and equity incentive awards as another tool to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for executives and other employees. The factors we consider in evaluating compensation for any particular year may not be applicable to determinations in other years. In addition, typically, our Chairman and our Chief Executive Officer and President receive a higher proportion of their compensation in the form of equity than our other senior executives. This allocation is based on (1) the relative seniority of these executives; and (2) a determination that these executives should have a greater proportion of their compensation in a form that aligns further their interests with those of shareholders. We believe the most important indicator of whether our compensation objectives are being met is whether we have motivated our named executives to deliver superior performance and retained them to continue their careers with us on a cost-effective basis.

Role of the Corporate Governance and Nominating Committee, the Compensation Committee, the Chairman and the CEO and President

The Corporate Governance and Nominating Committee of our Board is responsible for evaluating potential candidates for executive positions, including the Chairman and the President and Chief Executive Officer, and for overseeing the development of executive succession plans. The Compensation Committee of our Board (1) reviews and approves the compensation of our officers and other employees whose total cash compensation exceeds $200,000 per year, (2) oversees the administration and implementation of our incentive compensation and other equity-based plans, and (3) regularly evaluates the effectiveness of our overall executive compensation program.

As part of this responsibility, the Compensation Committee oversees the design, development and implementation of the compensation program for our Chairman, our President and Chief Executive Officer and our other named executives. The Compensation Committee evaluates the performance of our Chairman and our President and Chief Executive Officer and sets their compensation. Our Chairman and our President and Chief Executive Officer and the Compensation Committee together assess the performance of our named executives and determine their compensation, based on the initial recommendations of our Chairman and our President and Chief Executive Officer. The other named executives do not play a role in determining their own compensation, other than discussing individual performance objectives with our Chairman and our President and Chief Executive Officer.

In support of these responsibilities, members of our senior management, in conjunction with other senior executives, have the initial responsibility of reviewing the performance of the employees reporting to him or her and recommending compensation actions for them.

This process involves multiple meetings among our Chairman, our President and Chief Executive Officer and our Compensation Committee. Typically, in the third and fourth quarters of each year, these parties meet to discuss and establish an overall level of compensation for the year and the base compensation for the following year. For 2009, as has been our normal practice, our President and Chief Executive Officer obtained individual recommendations from division heads as to compensation levels for those persons reporting to the division heads. These recommendations are discussed among our President and Chief Executive Officer and the division heads prior to a recommendation being presented to the Compensation Committee. For our senior executives

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other than our Chairman and our President and Chief Executive Officer, recommendations are prepared based upon discussions among the Compensation Committee, our Chairman and our President and Chief Executive Officer. These recommendations are based upon our objectives described above and may include factors such as information obtained from compensation consultants. Our Chairman and our President and Chief Executive Officer discuss these recommendations with our other senior executives in one-on-one meetings. After these discussions, certain allocations or other aspects of compensation may be revised to some degree and the revised recommendations are presented to the Compensation Committee for discussion and review and, ultimately, through a continued process, approval. The compensation of our Chairman and our President and Chief Executive Officer is determined in accordance with a similar process involving direct discussions among the Compensation Committee and our Chairman and our President and Chief Executive Officer. Historically, except for OPP awards, specific performance targets are not used in determining compensation.

Role of Compensation Consultants

We and the Compensation Committee also consult with one or more executive compensation experts, from time to time, and consider the compensation levels of companies within our industry and other industries that compete for the same talent. Periodically, we have retained compensation consultants to assist in the design of programs that affect senior executive compensation, most recently in the development of our out-performance plan (described below). The Compensation Committee has retained Towers Watson & Co. to provide assistance in reviewing our overall compensation plan, its objectives and implementation. In 2009, Towers Watson was directed to review our overall compensation process and comparative compensation levels for senior executive officers. Towers Watson prepared an analysis of compensation levels at the following companies that it determined to be comparable: BlackRock, Inc.; Boston Properties, Inc.; CB Richard Ellis Group, Inc.; Equity Residential; Franklin Resources, Inc.; Host Hotels & Resorts, Inc.; Jefferies Group, Inc.; Jones Lang LaSalle Incorporated; Lazard Ltd.; Legg Mason, Inc.; ProLogis; Simon Property Group, Inc.; and SL Green Realty Corp. The consensus of the Compensation Committee was that the analyses were useful in indicating that our compensation levels were not out of line with these other companies.

Compensation Elements for Senior Executive Officers

The elements of our executive compensation program are set forth below. The factors we consider in making compensation awards for our senior executive officers are set forth above and are based upon a subjective, non-formulaic evaluation of senior executive and Company performance conducted by the Compensation Committee together with our Chairman and our President and Chief Executive Officer, which we discuss below. These factors are considered as a whole and no one factor is determinative of an executive’s compensation. Among the factors considered, both objectively and subjectively, were the changes in the Company’s and the applicable division’s operating and performing metrics during the year (EBITDA, FFO and Comparable FFO), our total return to shareholders during the year, asset and personnel development and the other factors previously mentioned. Increases or decreases and allocations for 2009, 2008 and 2007 of various compensation elements to our named executive officers were based upon the results of these reviews. In several cases, as described below, some aspects of the compensation paid to our executives are affected by the terms of applicable employment agreements. In such cases, for instance, base salaries cannot be decreased during the employment term.

Base Salary

Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions as well as salaries paid to the executives’ peers within the Company. We set base salaries at a level designed to attract and retain superior leaders. Base salaries are typically reviewed every 12 months in the first quarter of each year in connection with annual performance reviews, and adjusted to take into account outstanding individual performance, promotions and competitive compensation levels. There were no increases in named executive officer base salaries for 2010 over that of 2009.

 16  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Annual Bonus

We pay annual bonuses as a component of overall compensation as well as to provide an incentive and a reward for superior performance. From time to time, we may pay additional special bonuses for superior performance. None of our current bonuses are (and only in rare cases are any) bonuses based on specific performance targets. Bonuses are paid in cash and/or in equity interests, generally in the first quarter of each year for the prior year’s performance. These bonuses are based upon our evaluation of each executive’s individual performance during the prior year in the context of our assessment of the overall performance of the Company and the executive’s business unit or function in meeting the budgeted financial and other goals established for the Company and the executive’s business unit or function. For our senior executives, the annual bonuses paid to them in 2010 (for 2009 performance) were, in the case of our Chairman and our President and Chief Executive Officer, all in the form of Restricted Units and for the remainder of our senior executive officers, at least 39% in Restricted Units with the balance being in cash. As described below, we believe Restricted Units to be a tax-efficient form of compensation that continues to align the executive’s interests with those of our shareholders, and enhances retention through vesting conditions. Special bonuses are generally awarded in recognition of outstanding achievement with regard to specific events based upon an after-the-fact subjective evaluation of factors then deemed important by our Chairman, our President and Chief Executive Officer and our Compensation Committee.

Options, Restricted Shares and Restricted Units

Also, generally in the first quarter of each year in connection with annual performance reviews, we make grants to the Company’s officers, including our senior executive officers of: options to purchase our common shares, Restricted Shares, and/or Restricted Units. The portion of overall compensation, if any, allocated each year among these types of grants is determined by the Compensation Committee, in conjunction with our Chairman and our President and Chief Executive Officer, taking into account our overall compensation objectives. These grants are intended to serve as incentives for our superior performers to remain with us and continue that performance. Generally, unvested equity grants are forfeited if the executive leaves the Company, however, options fully vest if an executive departs the Company after the age of 65 or his or her employment is terminated due to a disability prior to retirement and all equity awards automatically vest on death or upon a change of control. All equity grants are accounted for in our financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”).

Upon vesting, each option permits the executive, for a period of ten years from the original grant date, to purchase the stated number of common shares from the Company at an exercise price per share determined on the date of grant. Options have value only to the extent the price of our shares on the date of exercise exceeds the applicable exercise price. Options generally become exercisable in three to five equal annual installments beginning approximately one year after the grant date.

“Restricted Shares” are grants of our common shares that generally vest in three to five equal annual installments beginning approximately one year after the grant date. “Restricted Units” are grants of limited partnership interests in Vornado Realty L.P., our operating partnership through which we conduct substantially all of our business. These units also generally vest in three to five equal annual installments beginning approximately one year after the grant date and are exchangeable on a one-for-one basis into Vornado Realty L.P.’s Class A common units, and then for our common shares, in certain circumstances. Restricted Units are intended to also provide recipients with better income tax attributes than Restricted Shares. During the restricted period, each Restricted Share or Restricted Unit entitles the recipient to receive payments from the Company equal to the dividends on one Share.

Out-Performance Units

A principal component of our long-term equity incentives has been our out-performance plans. In 2006 and again in 2008, our Compensation Committee approved the adoption of an out-performance plan. These plans are designed to provide compensation in a “pay for performance” structure. Awards under our out-performance plans are a class of units (collectively referred to as “OPP Units”) of the Company’s operating partnership, Vornado

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Realty L.P., issued under our 2002 Omnibus Share Plan, as amended. If the specific performance objectives of these out-performance plans are achieved as determined by our Compensation Committee, the OPP Units become convertible into Class A common units of Vornado Realty L.P. (and ultimately into our Shares) following vesting, and their value fluctuates with changes in the value of our Shares. If the performance objectives are not met, the OPP Units are cancelled. Generally, unvested OPP Units are forfeited if the executive leaves the Company, except that OPP Units vest automatically on death or upon a change of control. OPP Units are intended to also provide recipients with better income tax attributes than grants of options. All grants under our OPP Plans are accounted for in accordance with FASB ASC Topic 718.

All performance requirements under the out-performance plan approved in 2006 (the “2006 OPP Plan”) were achieved as of January 12, 2007 and consequently, all awards under that plan were earned as of that date. One-third of the awards under the 2006 OPP Plan vested or will vest on each of March 14 of 2009, 2010 and 2011.

The Compensation Committee approved a new $75 million out-performance plan in March of 2008 (the “2008 OPP Plan”) that requires achievement against both absolute and relative thresholds. The 2008 OPP Plan established a potential performance pool in which our senior management (and approximately 70 of our other officers) has the opportunity to share in that performance pool’s value if the total return to our shareholders (“TRS”), resulting from both share appreciation and dividends, for the four-year period from March 31, 2008 to March 31, 2012 exceeds the absolute and/or relative hurdles. We established $86.20 per Share as the initial value from which to determine TRS. In the first quarter of 2009, each of our nine most senior executive officers voluntarily surrendered all grants to them of 2008 OPP Units (without any consideration or agreement for consideration in the future).

Nonqualified Deferred Compensation Plans

We maintain two nonqualified deferred compensation plans, the Vornado Realty Trust Nonqualified Deferred Compensation Plan (“Plan I”) and the Vornado Realty Trust Nonqualified Deferred Compensation Plan II (“Plan II”; collectively, the “Plans”). Plan I and Plan II are substantially similar, except that Plan II, which applies to deferrals on and after January 1, 2005, is designed to comply with the deferred compensation restrictions of Section 409A of the Internal Revenue Code of 1986, as amended.

Employees having annual compensation of at least $200,000 are eligible to participate in Plan II, provided that they qualify as “accredited investors” under securities laws. Members of our Board of Trustees are also eligible to participate. To participate, an eligible individual must make an irrevocable election to defer at least $20,000 of his or her compensation (whether cash or equity) per year. Participant deferrals are always fully vested. The Company is permitted to make discretionary credits to the Plans on behalf of participants, but as yet has not done so. Deferrals are credited with earnings based on the rate of return of specific security investments or various “benchmark funds” selected by the individual, some of which are based on the performance of the Company’s securities.

Participants may elect to have their deferrals credited to a “Retirement Account” or a “Fixed Date Account.” Retirement Accounts are generally payable following retirement or termination of employment. Fixed Date Accounts are generally payable at a time selected by the participant, which is at least two full calendar years after the year for which deferrals are made. Participants may elect to receive distributions as a lump sum or in the form of annual installments over no more than ten years. In the event of a change in control of the Company, all accounts become immediately payable in a lump sum. Plan I also permits a participant to withdraw all or a portion of his or her accounts at any time, subject to a 10% withdrawal penalty.

Retirement and 401(k) Plans

We offer a 401(k) Retirement Plan to all of our employees for whom we provide matching contributions (up to 75% of the statutory maximum but not more than 7.5% of cash compensation) which vest over five years. We do not have any other retirement plan. Retirement plans are not a factor in our current compensation determinations.

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Perquisites and Other Compensation

We provide our senior executive officers with perquisites that we believe are reasonable, competitive and consistent with our overall executive compensation program. These perquisites may include: use of a Company car and a driver; financial counseling and tax preparation services; and supplemental life insurance. The costs of these benefits constitute a small percentage of any applicable executive’s overall compensation.

Basis for Chief Executive Officer Compensation

Cash compensation

Mr. Fascitelli’s base salary of $1,000,000 was established in March 2001 and has remained unchanged since then. Mr. Fascitelli’s bonuses for 2009, 2008 and 2007 (granted in 2010, 2009 and 2008, respectively) were principally in the form of equity. His total cash compensation for 2009, 2008 and 2007 was $1,000,000, $1,003,800 and $1,009,500, respectively.

Equity compensation

Mr. Fascitelli’s bonus for 2009 and 2008 was $940,000 in Restricted Units in each year as compared to $1,087,000 in Restricted Units in 2007. This represents a 0% increase for 2009 as compared to 2008 and a 14% decrease for 2008 as compared to 2007.

For 2009, Mr. Fascitelli was also granted (in 2010) long-term equity incentive compensation of 62,000 Restricted Units (having a Market Value of $4,500,000 and a Fair Value of $4,231,000) and an option to acquire 207,000 Shares with an exercise price of $72.60 per Share. The aggregate Fair Value at the date of grant of these awards of Restricted Units and options is $7,731,000 and represents a 156% increase for the aggregate value of non-bonus grants of Restricted Units and options as compared to the prior year. For 2008, Mr. Fascitelli was also granted (in 2009) 45,000 Restricted Units (having a Market Value of $1,521,000 and a Fair Value of $1,430,000) and an option to acquire 300,000 Shares with an exercise price of $33.82 per share. The aggregate Fair Value at the date of grant of these awards of Restricted Units and options was $3,023,000. In 2008, Mr. Fascitelli was also granted an award of OPP Units. For 2007, Mr. Fascitelli was granted (in 2008): (a) 143,294 OPP Units; and (b) a 10-year option to acquire 700,000 Shares at an exercise price of $103.00 per share. The OPP Units and options granted in 2008 were voluntarily surrendered (without compensation) in the first quarter of 2009. These awards, despite being surrendered without resulting in any actual compensation to Mr. Fascitelli, or any cash compensation costs to the Company, account for $8,982,000 (at Fair Value) of the compensation set forth in our summary compensation table for 2008 for Mr. Fascitelli.

Overall, for 2008 Mr. Fascitelli’s total compensation (at Fair Value) was $4,967,000 compared to $11,079,000 in the prior year (a 55% decrease). For 2009, Mr. Fascitelli’s total compensation (at Fair Value) was $9,670,000 compared to $4,967,000 in the prior year (a 95% increase). Mr. Fascitelli’s total compensation (at Fair Value) for 2009 is 13% less than that for 2007.

Mr. Fascitelli’s salary, bonus and equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the changes in the Company’s operating and performing metrics during the two-year period (EBITDA and Comparable FFO), our total return to shareholders during the two-year period and the other factors previously mentioned. These factors were considered as a whole and no numerical weight was attributed to any particular factor. The majority of Mr. Fascitelli’s compensation is in the form of equity to further align his interests with those of our shareholders.

Basis for Compensation of Other Named Executives

For our other named executive officers (Messrs. Roth, Greenbaum, Macnow and Mathrani), such executive’s salary, bonus and other equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the changes in the Company’s operating and performing metrics

2010 PROXY STATEMENT      VORNADO REALTY TRUST  19

during the two-year period (EBITDA and Comparable FFO), our total return to shareholders during the two-year period and the other factors previously mentioned. With regard to Messrs. Roth and Macnow (our Chairman and Chief Financial Officer, respectively), we considered these factors as they apply to our Company as a whole as their responsibilities are company-wide. For Mr. Roth as our Chairman, we determined that the majority of his compensation should be in the form of equity to further align his interests with those of our shareholders. For Messrs. Greenbaum and Mathrani, we also considered these factors as they pertain to the applicable operating division of which such executive is the head. Mr. Greenbaum is the President of our New York Office Division, and Mr. Mathrani is our Executive Vice President—Retail. In all cases, these factors were considered as a whole and no numerical weight was attributed to any particular factor. In the aggregate, total compensation (at Fair Value) awarded to these named executive officers for 2008 decreased by 53% as compared to the prior year. For 2009, total compensation (at Fair Value) for these named executives increased by 136% as compared to the prior year. Total compensation (at Fair Value) awarded for 2009 to these named executives increased by 10% from that awarded for 2007. In addition, in the first quarter of 2009, these executives voluntarily surrendered (for no compensation) all options to acquire Shares and OPP Units that were granted to them in 2008. These surrendered options and units, despite not resulting in any actual cash compensation to any of our senior executives, or any cash compensation costs to the Company, appear as compensation for 2008 in our summary compensation table.

Other Compensation Policies and Practices

Equity Grant Practices

All of our current equity-based compensation awards have been made under our 2002 Omnibus Share Plan, as amended (the “2002 Plan”), which our shareholders approved in 2002 and, as amended, in 2006. This plan limits total shares that may be issued pursuant to awards to 10,000,000 of our common shares. If our shareholders approve our 2010 Omnibus Share Plan (the “2010 Plan”), future awards of equity-based compensation will be made under that plan. If approved, we will be able to issue up to 6,000,000 share equivalents under our 2010 Plan with each award of our common shares (or other securities that have the value equivalent to one of our common shares when earned or vested) counting as one share equivalent and each award of an option to acquire our common shares (or other securities that by their terms require the payment of an exercise price or deduction of a strike price) counting as one-half of a share equivalent. Under both the 2002 Plan and the 2010 Plan, the exercise price of each stock option awarded to our senior executives must be no less than the average of the high and low price of our Shares on the New York Stock Exchange on the date granted by the Compensation Committee. The vast majority of our equity awards are determined and granted in the first quarter of each year at the same time as management and the Compensation Committee conclude their evaluation of the performance of our senior executives as a group and each executive individually. In addition and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never repriced options and our proposed 2010 Omnibus Share Plan does not permit repricing of options without shareholder approval.

Share Ownership Guidelines

As our senior executives generally have significant personal investments in our equity securities, we have not established any policy regarding security ownership by management.

In accordance with Federal securities laws, we prohibit short sales by our executive officers of our equity securities.

Employment, Severance and Change of Control Agreements

We do, from time to time, enter into employment agreements with some of our senior executive officers, which we negotiate on a case-by-case basis in connection with a new employment arrangement or a new agreement governing an existing employment arrangement. Otherwise, our senior executives and other employees serve “at will.” Except as may be provided in these employment agreements or pursuant to our compensation plans generally, we have not entered into any separate severance or change of control agreements. For those of our senior executives who have employment agreements, these agreements generally provide for a severance

 20  VORNADO REALTY TRUST   2010 PROXY STATEMENT

payment (for termination by us without cause or by the executive with good reason (each as defined in the applicable employment agreement and further described below under “Employment Contracts”)) and change of control payment (if employment is terminated following a change of control) in the range of one to three times the applicable executive’s annual salary and bonus. In addition, the agreements evidencing awards under the Company’s omnibus share plans generally provide that equity grants will vest automatically on a change of control. These change of control arrangements are designed to compensate management in the event of a fundamental change in the Company, their employer, and to provide an incentive to these executives to continue with the Company at least through such time. Severance and change of control arrangements do not generally affect other compensation arrangements for a particular period. A more complete description of employment agreements, severance and change of control arrangements pertaining to named executives and officers is set forth under “Employment Contracts” and “Severance and Change of Control Arrangements.”

Tax Deductibility of Compensation

The tax efficiency of compensation is one of many factors that enter into the design of our compensation programs. We look at a combination of the rates at which our executives will be taxed and the value of any deduction that we may be entitled to when developing our approach to compensation. We believe that the limitation of Section 162(m) of the Internal Revenue Code (which limits the corporate tax deduction for certain executive officer compensation that exceeds $1 million a year) does not apply to most of the compensation we paid to our Covered Executives for 2009 and only a small portion of their compensation may not be deductible due to that limitation.

Risk Considerations in Our Compensation Policies

Our Compensation Committee has discussed the concept of risk as it relates to our compensation policies and the Committee does not believe our compensation policies encourage excessive or inappropriate risk taking for the reasons stated below.

We structure our pay to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of our share price performance so that executives do not feel pressured to focus exclusively on share price performance to the detriment of other important business metrics.

The variable (cash bonus and equity) portions of compensation are designed to encourage and reward both short- and long-term corporate performance. For short-term performance, our cash bonus is awarded based on assessments of performance during the prior year (as more particularly described under “Compensation Discussion and Analysis”). For long-term performance, our option, restricted share and other equity awards generally vest over three to five years and are only valuable (in the case of awards such as options) or only increase in value (in the case of awards such as restricted shares) if our Share price increases over time. We believe that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short- and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

Furthermore, in granting compensation we and our Compensation Committee rely upon our judgment about each individual—and not on rigid formulas or short-term changes in business performance—in determining the amount and mix of compensation elements. We and our Compensation Committee believe that this non-formulaic determination of compensation provides an incentive for our executives to produce superior performance without the distorting effects of providing a pre-determinable compensation award based on the performance of only one division or business unit or upon other results that may not reflect the long- or short-term results of the Company as a whole.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  21

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

The Compensation Committee of the
Board of Trustees:

MICHAEL LYNNE
RONALD G. TARGAN
DR. RICHARD R. WEST

 22  VORNADO REALTY TRUST   2010 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table sets forth (in accordance with the reporting requirements of the SEC) the compensation of each of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for 2009, 2008 and 2007 (the “Covered Executives”). In the first quarter of 2009 each of our nine most senior executive officers voluntarily surrendered all grants to them during 2007 and 2008 of options and of 2008 OPP Units (without any consideration or agreement for consideration in the future). The table sets forth values for all equity securities awarded as of the date of grant notwithstanding any surrender and termination without consideration.

Summary Compensation Table

						Non-	Changes in
						Equity	Pension Value
						Incentive	and
				Restricted		Plan	Non-qualified	All Other
Name and			Cash	Share/Unit	Option	Compen-	Deferred	Compen-
Principal		Salary	Bonus	Awards	Awards	sation	Compensation	sation
Position	Year	($)	($)(1)	($)(2)	($)(2)	($)	Earnings ($)(3)	($)(4)	Total ($)

Steven Roth	2009	1,000,000	—	2,370,676	1,592,520	—	—	241,390	5,204,586
Chairman	2008	1,000,000	3,800	5,566,640	4,502,610	—	134,015	274,484	11,481,549
	2007	1,000,000	9,500	3,027,807	1,174,987	—	40,749	263,984	5,517,027
Michael D. Fascitelli	2009	1,000,000	—	2,370,676	1,592,520	—	—	268,318	5,231,514
President and Chief	2008	1,000,000	3,800	5,566,640	4,502,610	—	2,694	262,575	11,338,319
Executive Officer	2007	1,000,000	9,500	2,991,480	1,124,922	—	454	258,186	5,384,542
(Principal Executive Officer)
David R. Greenbaum	2009	1,000,000	750,000	668,734	212,336	—	—	230,617	2,861,687
President	2008	1,000,000	503,800	2,186,167	2,572,920	—	—	245,854	6,508,741
New York Office Division	2007	1,000,000	759,500	543,930	249,998	—	—	225,375	2,778,803
Joseph Macnow	2009	1,000,000	500,000	574,731	212,336	—	—	313,982	2,601,049
Executive Vice President	2008	1,000,000	403,800	1,774,378	643,230	—	61,817	311,203	4,194,428
Finance and	2007	1,000,000	309,500	725,210	249,998	—	20,739	241,723	2,547,170
Administration and Chief Financial Officer (Principal Financial Officer)
Sandeep Mathrani	2009	1,000,000	750,000	668,734	212,336	—	—	45,299	2,676,369
Executive Vice President	2008	1,000,000	503,800	1,561,439	643,230	—	—	55,961	3,764,430
Retail Division	2007	1,000,000	1,009,500	362,649	4,918,358	—	—	105,362	7,395,869

(1)	The information provided includes cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next succeeding year.

(2)	Information presented in this column reflects the aggregate grant date fair value of stock awards and option awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 12 to our consolidated financial statements included in our Annual Report on Form 10-K (the “Form 10-K”) for the applicable fiscal year as filed with the SEC. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Dividends are paid on both the vested and unvested portion of restricted share and restricted unit awards. Amounts shown for 2008 and 2007 differ from the amounts presented in our prior year proxy statements due to a change in the SEC rules regarding valuation of equity awards in summary compensation tables. In accordance with applicable SEC rules, amounts shown include the impact of bonuses paid in equity in the year actually granted.

(3)	Included in this column is the actuarial increase (or decrease) in the present value of the applicable executive’s benefits under the Vornado Realty Trust Retirement Plan, a defined benefit pension plan (which

2010 PROXY STATEMENT      VORNADO REALTY TRUST  23

was frozen in 1997 and terminated in 2008). The change in value was determined using interest and mortality rate assumptions consistent with those used in our financial statements. There were no earnings on amounts in the Vornado Realty Trust Nonqualified Deferred Compensation Plans which were determined to be above-market or preferential, as defined in the rules and regulations of the SEC.

(4)	See the All Other Compensation table for additional information.

All Other Compensation Table

The following table describes each component of the All Other Compensation column in the Summary Compensation Table.

				Reimbursement	Tax and Financial
			Supplemental Life	For Medical /	Planning
		Use of Car	Insurance	Dental Not	Assistance
		and Driver	Premiums	Covered	Per Employment	Total
Name	Year	($)(1)	($)	($)	Contract ($)	($)

Steven Roth	2009	193,394	47,996	—	—	241,390
	2008	227,148	47,336	—	—	274,484
	2007	215,779	48,205	—	—	263,984
Michael D. Fascitelli	2009	234,213	19,105	—	15,000	268,318
	2008	230,420	17,155	—	15,000	262,575
	2007	227,881	15,305	—	15,000	258,186
David R. Greenbaum	2009	182,306	23,311	10,000	15,000	230,617
	2008	202,787	18,067	10,000	15,000	245,854
	2007	182,557	17,818	10,000	15,000	225,375
Joseph Macnow	2009	152,018	146,964	—	15,000	313,982
	2008	147,616	148,587	—	15,000	311,203
	2007	141,447	85,276	—	15,000	241,723
Sandeep Mathrani	2009	40,264	5,035	—	—	45,299
	2008	50,926	5,035	—	—	55,961
	2007	100,327	5,035	—	—	105,362

(1)	For each applicable fiscal year, each of the Covered Executives was provided with a car and driver. Each Covered Executive has used the car and driver for both business and personal purposes and the amounts shown for such executive reflect the aggregate incremental cost to the Company for the car, driver and related expenses without allocating costs between business and personal uses.

 24  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Grants of Plan-Based Awards in 2009

The following table lists all grants of plan-based awards to the Covered Executives made in 2009 and their grant date fair value.

			All Other
			Option	Exercise
			Awards:	or Base
		All Other Share/Unit	Number of	Price of
		Awards: Number of	Securities	Option	Grant Date
	Grant	Shares of Stock or	Underlying	Awards	Fair Value of
Name	Date	Units (#)(1)	Options (#)(2)	($/Sh)(2)	Awards ($)(3)

Steven Roth	2/27/09	74,573	300,000	33.82	3,963,196
Michael D. Fascitelli	2/27/09	74,573	300,000	33.82	3,963,196
David R. Greenbaum	2/27/09	21,036	40,000	33.82	881,070
Joseph Macnow	2/27/09	18,079	40,000	33.82	787,067
Sandeep Mathrani	2/27/09	21,036	40,000	33.82	881,070

(1)	The information presented in this column represents the number of Restricted Units that were granted to the Covered Executives. These Restricted Units vest ratably over five years beginning in 2010. Restricted Units are a separate class of units in Vornado Realty L.P. which will be convertible into Class A common units of Vornado Realty L.P. and will be ultimately redeemable for our Shares on a one-for-one basis. On March 11, 2010, the Covered Executives were granted the following numbers of Restricted Units (for services rendered in 2009) that vest ratably over four years beginning in 2011: Steven Roth, 75,775; Michael D. Fascitelli, 75,775; David R. Greenbaum, 41,338; Joseph Macnow, 34,438; and Sandeep Mathrani, 41,338. A portion of these grants represents the grant of Restricted Units in lieu of cash bonus.

(2)	The exercise price of all options shown in the table is the average of the high and low price of our Shares on the New York Stock Exchange on the date of grant. The options granted on February 27, 2009 vest ratably over five years beginning in 2010. On March 11, 2010, the Covered Executives were granted options to acquire the following number of Shares (for services rendered in 2009) that vest ratably over four years beginning in 2011 at an exercise price of $72.60 per Share (the average of the high and low price of our Shares on the New York Stock Exchange on the date of grant): Steven Roth, 207,000; Michael D. Fascitelli, 207,000; David R. Greenbaum, 118,300; Joseph Macnow, 88,800; and Sandeep Mathrani, 118,300.

(3)	The amounts presented in this column reflects the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the Covered Executives in 2009. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The full grant date fair value is the amount we would expense in our consolidated financial statements over the award’s vesting schedule. For additional information on our value assumptions, refer to footnote 12 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  25

Outstanding Equity Awards at Year-End

The following tables summarize the number and value of equity awards held at December 31, 2009 and the aggregate option exercises in 2009 by, and shares that vested in 2009 for, the Covered Executives. Pursuant to the terms of our omnibus share plans, the exercise price and number of shares underlying options originally made at any date of grant may be adjusted to compensate the holder for special or extraordinary dividends that may be subsequently declared. The following table reflects such adjustments.

	Option Awards				Share and Unit Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
	Number of	Number of					Shares,	Shares,
	Securities	Securities			Number of	Market Value	Units or	Units or
	Underlying	Underlying			Shares or	of Shares	Other	Other
	Unexercised	Unexercised	Option	Option	Units That	or Units That	Rights That	Rights That
Name and Applicable	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Grant Date	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)

Steven Roth
2/27/09(1)		300,000	33.82	2/27/19	74,573	5,215,636
3/31/08(1)					13,694	957,758
3/7/07(1)					20,604	1,441,044
4/25/06(1)					6,232	435,866
4/25/06(2)					128,653	8,997,991
2/8/05(1)	93,682	23,420	70.30	2/8/15	2,310	161,561
1/28/02(3)	265,061		41.29	1/28/12
1/28/02(3)	249,419		41.40	1/28/12
1/28/02(3)	248,704		41.52	1/28/12
Michael D. Fascitelli
2/27/09(1)		300,000	33.82	2/27/19	74,573	5,215,636
3/31/08(1)					13,694	957,758
3/7/07(1)					20,357	1,423,769
4/25/06(1)					6,232	435,866
4/25/06(2)					128,653	8,997,991
2/8/05(1)	75,026	18,757	70.30	2/8/15	1,850	129,389
1/28/02(3)	265,061		41.29	1/28/12
1/28/02(3)	249,419		41.40	1/28/12
1/28/02(3)	248,704		41.52	1/28/12
3/2/00(3)	1,428,658		30.16	3/2/10

(table continued on following page)

 26  VORNADO REALTY TRUST   2010 PROXY STATEMENT

	Option Awards				Share and Unit Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
							Unearned	Unearned
	Number of	Number of					Shares,	Shares,
	Securities	Securities			Number of	Market Value	Units or	Units or
	Underlying	Underlying			Shares or	of Shares	Other	Other
	Unexercised	Unexercised	Option	Option	Units That	or Units That	Rights That	Rights That
Name and Applicable	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Grant Date	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)

David R. Greenbaum
2/27/09(1)		40,000	33.82	2/27/19	21,036	1,471,258
3/31/08(1)					6,848	478,949
3/7/07(1)					3,702	258,918
4/25/06(2)					22,872	1,599,668
2/8/05(1)	20,276	5,069	70.30	2/8/15	500	34,970
1/28/02(3)	48,211		41.29	1/28/12
1/28/02(3)	39,557		41.40	1/28/12
1/28/02(3)	39,444		41.52	1/28/12
3/2/00(3)	589		30.16	3/2/10
Joseph Macnow
2/27/09(1)		40,000	33.82	2/27/19	18,079	1,264,445
3/31/08(1)					7,304	510,842
3/7/07(1)					4,935	345,154
7/27/06(2)					2,859	199,958
4/25/06(2)					25,730	1,799,556
4/25/06(1)					2,078	145,335
2/8/05(1)	14,963	3,741	70.30	2/8/15	369	25,808
Sandeep Mathrani
2/27/09(1)		40,000	33.82	2/27/19	21,036	1,471,258
3/31/08(1)					2,739	191,566
3/7/07(1)					2,468	172,612
4/25/06(2)					34,307	2,399,432
3/13/06(4)	132,609	68,314	93.73	3/13/16
2/8/05(1)	4,055	4,056	70.30	2/8/15	400	27,976
2/8/05(4)	140,376	103,417	70.30	2/8/15	5,725	400,407

(1)	These awards vest ratably over five years from the date of grant.

(2)	Awards of OPP Units granted in 2006 are earned and vest ratably over three years beginning in March of 2009.

(3)	These awards vested ratably over three years from the date of grant.

(4)	These awards were made pursuant to Mr. Mathrani’s employment agreement entered into in 2005 and vest ratably over three years beginning in January of 2008.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  27

Aggregated Option Exercises in 2009 and Shares Vested

	Option Awards		Stock Awards
			Number of
	Shares	Value Realized	Shares	Value Realized
	Acquired on	on Exercise	Acquired on	on Vesting
Name	Exercise (#)	($)(1)	Vesting (#)(2)	($)(1)(2)

Steven Roth(3)	1,530,704	60,028,394	89,352	3,266,514
Michael D. Fascitelli	—	—	87,890	3,195,013
David R. Greenbaum	—	—	16,715	612,078
Joseph Macnow	—	—	20,952	753,670
Sandeep Mathrani	—	—	32,222	1,332,071

(1)	Values realized on exercise/vesting are based on: (1) for options, the difference between the exercise price and the average of the high and low price of our common shares on the applicable date if the resulting shares were held or, if the resulting shares were sold on the date of exercise, the actual sale price for such shares; and (2) for Stock Awards, the average of the high and low price of our common shares on the date of vesting.
(2)	Stock Awards includes awards of Restricted Stock, Restricted Units and OPP Units.
(3)	Mr. Roth exercised options with respect to 1,530,704 Shares on December 7, 2009 with an exercise price of $30.16 per Share and an average market price of $69.38 per Share. The expiration date for these options was March 2, 2010.

Equity Compensation Plan Information
The following table provides information as of December 31, 2009 and as of March 15, 2010 regarding our equity compensation plans.

	(As of 12/31/09)					(As of 03/15/10)
Number of
Securities
				Number of					Remaining
				Securities					Available for
				Remaining					Future Issuance
				Available for					Under Equity
	Number of			Future Issuance		Number of			Compensation
	Securities to be			Under Equity		Securities to			Plans (Excluding
	Issued Upon		Weighted-Average	Compensation		be Issued Upon		Weighted-Average	Securities
	Exercise of		Exercise Price of	Plans (Excluding		Exercise of		Exercise Price of	Issuable Upon
	Outstanding		Outstanding	Securities Issuable		Outstanding		Outstanding	Exercise of
	Options,		Options,	Upon Exercise of		Options,		Options,	Outstanding
	Warrants and		Warrants and	Outstanding Options,		Warrants and		Warrants and	Options, Warrants
Plan Category	Rights		Rights	Warrants and Rights)		Rights		Rights	and Rights)

Equity compensation plans approved by security holders	7,371,053	(1)	$47.90	4,854,047	(2)	7,436,789	(3)	$57.06	3,239,617	(2)
Equity compensation awards not approved by security holders	—		—	—		—		—	—

Total	7,371,053		$47.90	4,854,047		7,436,789		$57.06	3,239,617

(1)	Includes 55,618 restricted common shares, 510,529 restricted Operating Partnership units and 625,100 Out-Performance Plan units which do not have an option exercise price.
(2)	All of the shares available for future issuance under plans approved by the security holders may be issued as restricted shares or performance shares.
(3)	Includes 5,875,965 shares subject to options, 45,279 restricted common shares, 895,459 restricted Operating Partnership units and 620,086 Out-Performance Plan units which do not have an option exercise price. The weighted average remaining contractual life of outstanding options is 5.96 years.

 28  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Material Features of Equity Compensation Arrangements Not Approved By Shareholders

We have no existing equity compensation arrangements that were not approved by shareholders.

Employee Retirement Plan

The Company does not maintain a retirement plan.

Deferred Compensation

The following table summarizes the contributions, earnings, withdrawals and balance for the Covered Executives for and at year-end 2009.

Non-Qualified Deferred Compensation (amounts in dollars)

		Executive	Company	Aggregate
	Type of Deferred	Contributions in	Contributions	Earnings	Aggregate	Aggregate
	Compensation	Last Fiscal	in Last Fiscal	in Last Fiscal	Withdrawals /	Balance at
Name	Plan	Year(1)	Year	Year(2)	Distributions	12/31/09(3)

Steven Roth	Deferred Compensation Plan	1,334,792	—	2,296,110	—	21,756,323
Michael D. Fascitelli	Deferred Compensation Plan	1,266,315	—	3,025,143	—	29,001,171
David R. Greenbaum	Deferred Compensation Plan	1,074,562	—	1,149,424	—	14,690,724
Joseph Macnow	Deferred Compensation Plan	60,377	—	1,187,351	—	3,831,901
Sandeep Mathrani	Deferred Compensation Plan	—	—	1,427	901,045	—

(1)	Reflects the following amounts for each of the Covered Executives which are reported as compensation to such Covered Executive in the Summary Compensation Table for 2009: Mr. Roth, $964,106; Mr. Fascitelli, $969,446; Mr. Greenbaum, $994,327; Mr. Macnow, $1,164; and Mr. Mathrani, $0. These amounts represent the deferred portion for each of such Covered Executive’s 2009 annual salary, dividend equivalents and/or bonuses in 2009 for the prior year’s performance.

(2)	Contributions to the Vornado Realty Trust Non-Qualified Deferred Compensation Plans are credited with earnings based on the rate of return of various “benchmark funds” selected by the individual, some of which are based on the performance of the Company’s securities.

(3)	All amounts contributed by a Covered Executive in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent he was a Covered Executive in such year for the purposes of the SEC’s executive compensation disclosure rules.

EMPLOYMENT CONTRACTS

Michael D. Fascitelli

Mr. Fascitelli has had an employment agreement with the Company since December 2, 1996, pursuant to which he joined the Company as President. In May 2009, Mr. Fascitelli was also appointed to serve as our Chief Executive Officer. His current employment agreement, entered into as of January 1, 2002, had an initial term of

2010 PROXY STATEMENT      VORNADO REALTY TRUST  29

five years and provides that, on each January 1, the employment term will be automatically extended for one additional year unless either the Company or Mr. Fascitelli gives written notice not to extend the agreement, not less than 90 days before such date. The employment agreement provides that Mr. Fascitelli’s annual base salary will not be decreased during the term and is currently $1,000,000. In accordance with the terms of his employment agreement, Mr. Fascitelli has also been given the use of a Company automobile.

The employment agreement also provides that, if his employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company’s principal executive offices or the failure of the Company to comply with the terms of the agreement), (i) payment of his base salary shall continue for three years, offset in the second and third years for compensation received or deferred for services to any other employer, and (ii) benefits to him and his family shall continue for three years. The agreement further provides that, if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.

David R. Greenbaum

Mr. Greenbaum has had an employment agreement with the Company since April 15, 1997, pursuant to which he serves as President—New York Office Division. The employment agreement provides that, on each April 30, the employment term shall automatically be extended for one additional year unless either the Company or Mr. Greenbaum gives written notice not to extend the agreement, at least 90 days before such date. The employment agreement provides that Mr. Greenbaum’s base salary shall not be reduced during the term of the agreement. Mr. Greenbaum’s current annual base salary is $1,000,000. Mr. Greenbaum’s employment agreement provides that he will be entitled to participate at a level commensurate with his position in any equity and/or incentive compensation with respect to senior executives of the Company. In accordance with the terms of his employment agreement, he has also been given the use of a Company automobile.

The employment agreement also provides that, if Mr. Greenbaum’s employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the New York Office Division’s principal executive offices, the failure of the Company to comply with the terms of the agreement or the failure of the Company to renew the agreement upon expiration), Mr. Greenbaum will receive (a) a lump-sum payment of three times the sum of (i) his annual base compensation and (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination and (b) continued provision of benefits to him and his family for three years. The agreement further provides that, if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.

Joseph Macnow

Mr. Macnow has had an employment agreement with the Company since November 21, 1980, pursuant to which he serves as Executive Vice President—Finance and Administration and Chief Financial Officer. His Amended and Restated Employment Agreement, dated as of July 27, 2006, provides that on each December 31 the employment term shall automatically be extended for one additional year unless either the Company or Mr. Macnow gives written notice not to extend the agreement 90 days before such date. Mr. Macnow’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently at $1,000,000. Mr. Macnow’s agreement also provides for his use of a Company automobile.

The agreement also provides that, if Mr. Macnow’s employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company’s principal executive offices, the failure of the Company to comply with the terms of the agreement or the failure of the Company to renew the agreement upon expiration), he will receive: (a) a lump-sum payment of three times the sum (not to exceed $3.3 million, in the aggregate) of (i) his annual base compensation plus (ii) the average of the annual bonuses

 30  VORNADO REALTY TRUST   2010 PROXY STATEMENT

earned by him in the two fiscal years ending immediately prior to his termination; (b) immediate vesting in any equity awards granted to him by the Board; and (c) continued provision of benefits to him and his family for three years. The agreement further provides that, if Mr. Macnow’s employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.

Sandeep Mathrani

Mr. Mathrani’s employment agreement expired on January 2, 2010. He currently serves without an employment agreement.

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

Of our Covered Executives, Messrs. Fascitelli, Greenbaum and Macnow have employment agreements that provide for certain payments in the event of a termination of employment, including one following a change of control. None of Mr. Roth or any of our other trustees (other than Mr. Fascitelli) has an employment agreement or other severance arrangement. Our Omnibus Share Plans, which govern all of our equity-based awards, provide in certain circumstances that equity awards that have been granted but are still subject to vesting will vest automatically or at the discretion of our Board in certain circumstances. In particular, on a change of control, all equity awards either vest automatically or at the discretion of our Board. In addition, our deferred compensation plans provide that all applicable deferred compensation is paid out to an executive or trustee upon his or her departure from the Company. Of our Covered Executives, only Messrs. Roth, Fascitelli and Macnow were participants in our now-terminated retirement plan. Benefits under the retirement plan for these persons were fully vested at the time of the plan’s termination. In addition, upon the death or disability of an executive, that executive, or his or her estate, may be entitled to insurance benefits under policies with third parties maintained by us.

With regard to our employment agreements, these agreements are negotiated on a case-by-case basis. As discussed under “Compensation Discussion and Analysis,” we believe that in certain circumstances such agreements are in the best interests of the Company and our shareholders to ensure the continued dedication of such employees, notwithstanding the possibility, threat or occurrence of a change of control. Generally, our agreements govern severance payments under the following circumstances: (1) termination of the employee for “cause”; (2) termination by the employee for “good reason” (such as breach of the employment agreement by the Company or, in certain cases, if a change of control occurs and the employee then decides to terminate his employment) or by the Company without “cause”; (3) termination following a disability; (4) termination due to death; and (5) in certain cases, termination upon retirement after the employee reaches the age of 65. For those of our Covered Executives who have employment agreements, the definitions of “good reason” and “cause” are more fully described above, under “Employment Contracts.” Reference should be made to the actual employment agreements for the specific terms. Generally, however, on any termination, the applicable executive officer will receive his accrued and unpaid salary and other benefits until the date of termination. For “cause” terminations by the Company, the employee will not receive any additional payment. If the employee terminates his employment for “good reason” or the Company terminates the employment without “cause,” the employee typically receives an additional payment (or payments over a specified period) that may vary from one year of salary and bonus to up to three years of salary and bonus. Generally, cash payments are in a lump sum other than in the case of termination on disability or death when the costs of benefits may be paid for a period of one to three years (depending upon the applicable executive’s agreement). For terminations due to disability or death, executives who have this provision in their applicable agreement typically receive between one year of salary or bonus and three years of salary. In certain cases, the employment agreements also provide for continued benefits for specified periods. None of our Covered Executives, who is a party to an employment agreement, is currently eligible for retirement under his employment agreement. Severance payments following a change of control under employment agreements are generally “dual trigger,” meaning that the change of control must occur and be followed by a termination of employment in order for there to be a payment. We believe that this provision appropriately achieves the benefits of ensuring the dedication of employees in connection with a change of control without providing for an automatic payment under the employment agreement for a change of control.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  31

Our equity-based compensation awards are governed by the individual award agreements issued under our Omnibus Share Plans. Generally, for “cause” terminations, no unvested awards are accelerated but employees are entitled to keep awards that have already vested if they exercise options or similar awards within specified periods after termination. For terminations by the employee for “good reason” or by the Company without “cause,” unvested OPP awards then vest, but other then-unvested equity awards terminate in a manner similar to that of “cause” terminations. In the agreements governing our OPP Awards, “good reason” includes: (1) if the party is subject to an employment agreement, the definition used in the employment agreement and (2) if there is no employment agreement or definition, (a) the assignment of duties or the imposition of a reporting obligation materially and adversely inconsistent to those existing prior to such change, (b) a material reduction in base salary or failure of the Company to pay such salary, (c) the relocation of such party, without consent, (d) a purported termination for “cause” not in accordance with the definition thereof, and (e) a reduction in benefits not applied to all officers of a similar level. In Mr. Macnow’s case, however, his employment agreement provides that on any departure from the Company except as a result of a “cause” termination, his unvested equity awards then vest. Upon a change of control, all unvested equity awards then vest. We believe that a “single trigger” for vesting of equity awards following a change of control is appropriate due to the change in the nature of the form of award caused by a change of control. In the case of retirement after the age of 65, options (but no other equity-based award), automatically vest. In the case of a disability, option and OPP awards vest and in the case of death, all equity awards vest.

The information presented below reflects the estimated payments that each of our Covered Executives would have received under the employment termination scenarios (including, following a change of control) if employment termination were to have occurred on December 31, 2009. In calculating the value of equity-based awards, the presentation uses a price per share of $69.94, the closing price of our common shares on the New York Stock Exchange on the last trading day in 2009. In addition, in estimating bonuses payable for the calculation of severance payments, we have used the actual bonuses paid in 2010 for 2009 performance (including, for these presentation purposes only, the value of all Restricted Unit granted as a bonus in the first quarter of 2010). The actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.

Steven Roth

	(amounts in dollars)
			Involuntary Not
			For Cause	Voluntary
			Termination	Termination
	Voluntary	Involuntary	/ Good	Following a
	Termination on	For Cause	Reason	Change
Payments on Termination	Retirement(1)	Termination	Termination	of Control(2)	Death	Disability

Bonus	—	—	—	—	—	—
Severance	—	—	—	—	—	—
Unvested Options	10,836,000	—	—	10,836,000	10,836,000	10,836,000
Unvested Restricted Stock & LTIP Units	—	—	—	8,211,865	8,211,865	—
Unvested OPP Units	—	—	8,997,991	8,997,991	8,997,991	—
Benefits Continuation	—	—	—	—	—	—

Total	10,836,000	—	8,997,991	28,045,856	28,045,856	10,836,000

 32  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Michael D. Fascitelli

	(amounts in dollars)
			Involuntary Not
			For Cause	Voluntary
			Termination	Termination
	Voluntary	Involuntary	/ Good	Following a
	Termination on	For Cause	Reason	Change of
Payments on Termination	Retirement(1)	Termination	Termination	Control(2)	Death	Disability

Bonus	—	—	—	—	1,000,000	—
Severance(3)	—	—	3,000,000	3,000,000	1,000,000	3,000,000
Unvested Options	—	—	—	10,836,000	10,836,000	10,836,000
Unvested Restricted Stock & LTIP Units	—	—	—	8,162,418	8,162,418	—
Unvested OPP Units	—	—	8,997,991	8,997,991	8,997,991	—
Benefits Continuation	—	—	60,450	60,450	20,150	—

Total	—	—	12,058,441	31,056,859	30,016,559	13,836,000

David R. Greenbaum

	(amounts in dollars)
			Involuntary Not
			For Cause	Voluntary
			Termination	Termination
	Voluntary	Involuntary	/ Good	Following a
	Termination on	For Cause	Reason	Change of
Payments on Termination	Retirement(1)	Termination	Termination	Control(2)	Death	Disability

Bonus	—	—	1,250,000	1,250,000	1,250,000	1,250,000
Severance	—	—	6,750,000	6,750,000	1,000,000	—
Unvested Options	—	—	—	1,444,800	1,444,800	1,444,800
Unvested Restricted Stock & LTIP Units	—	—	—	2,244,095	2,244,095	—
Unvested OPP Units	—	—	1,599,668	1,599,668	1,599,668	—
Benefits Continuation(4)	—	—	—	—	50,075	150,225

Total	—	—	9,599,668	13,288,563	7,588,638	2,845,025

2010 PROXY STATEMENT      VORNADO REALTY TRUST  33

Joseph Macnow

		(amounts in dollars)
			Involuntary Not
			For Cause	Voluntary
			Termination	Termination
	Voluntary	Involuntary	/ Good	Following a
	Termination on	For Cause	Reason	Change of
Payments on Termination	Retirement(1)	Termination	Termination	Control(2)	Death	Disability

Bonus	—	—	1,000,000	1,000,000	1,000,000	1,000,000
Severance	—	—	3,300,000	3,300,000	1,000,000	—
Unvested Options	—	—	1,444,800	1,444,800	1,444,800	1,444,800
Unvested Restricted Stock & LTIP Units	—	—	2,291,584	2,291,584	2,291,584	—
Unvested OPP Units	—	—	1,799,556	1,799,556	1,799,556	—
Benefits Continuation(4)	—	—	470,973	470,973	156,991	470,973

Total	—	—	10,306,913	10,306,913	7,692,931	2,915,773

Sandeep Mathrani (5)

		(amounts in dollars)
			Involuntary Not
			For Cause	Voluntary
			Termination	Termination
	Voluntary	Involuntary	/ Good	Following a
	Termination on	For Cause	Reason	Change of
Payments on Termination	Retirement(1)	Termination	Termination	Control(2)	Death	Disability

Bonus	—	—	—	—	1,250,000	—
Severance	—	—	2,125,000	—	—	—
Unvested Options	—	—	—	1,444,800	1,444,800	1,444,800
Unvested Restricted Stock & LTIP Units	—	—	—	2,263,818	2,263,818	—
Unvested OPP Units	—	—	2,399,432	2,399,432	2,399,432	—
Benefits Continuation	—	—	—	—	—	—

Total	—	—	4,524,432	6,108,050	7,358,050	1,444,800

(1)	Payments upon retirement from the Company are available to those named executive officers who retire after reaching the age of 65. At December 31, 2009, the only named executive officer who, if he had retired at that date would have so qualified, is Mr. Roth. Except as otherwise provided in these tables, no payments are due upon any other voluntary termination prior to retirement.

(2)	Unvested grants of options, restricted shares, LTIPs and OPP Units will vest automatically upon a change of control without the need for termination of employment.

(3)	The severance payment shown for disability is the maximum possible payout. The total amount payable to Mr. Fascitelli upon disability is limited to the greater of (a) six months of benefits, and (b) benefits until such point as Mr. Fascitelli is eligible for long-term disability with the total payment not to exceed an amount equal to three years of salary.

(4)	Information presented as to the costs of benefits is based on an estimated total annual cost of benefits for such named executive officer. In certain cases, continued benefits made available following a termination will be less than the total benefits currently payable.

(5)	Mr. Mathrani’s employment agreement with the Company expired on January 2, 2010. As the information in this table is presented as of December 31, 2009, the information for Mr. Mathrani is presented as if his now-expired employment agreement were still in effect. Under Mr. Mathrani’s now-expired employment agreement, he would have been entitled, upon any termination without cause (as defined), to the use of an office and secretarial support for 90 days.

 34  VORNADO REALTY TRUST   2010 PROXY STATEMENT

COMPENSATION OF TRUSTEES

Trustees who are not officers of the Company receive an annual retainer and additional meeting fees for each Board or committee meeting attended. Messrs. Roth and Fascitelli received no compensation for their service as trustees. The non-management members of the Board of Trustees are compensated as follows: (1) each such member receives an annual retainer equal to $60,000; (2) each such member receives an annual grant of Restricted Shares or Restricted Units with a value equal to $50,000 (not to be sold while such member is a trustee, except in certain circumstances); (3) the Audit Committee Chairman receives an annual retainer of $50,000 and other Audit Committee members receive an annual retainer of $25,000; (4) the Chairman and members of all other committees (other than the Executive Committee) receive an annual retainer of $10,000 and $5,000, respectively; and (5) each such member receives a meeting fee of $1,000 for each Board and committee meeting attended.

The following table sets forth the compensation that was earned or paid in 2009 for the non-management members of our Board.

	Fees Earned or
Name	Paid in Cash $	Share Awards $(1)	Total $

Candace K. Beinecke	84,000	44,086	128,086
Anthony W. Deering	108,000	41,496	149,496
Robert P. Kogod	70,000	44,086	114,086
Michael Lynne	88,000	41,496	129,496
David Mandelbaum	80,000	44,086	124,086
Robert H. Smith	68,000	41,496	109,496
Ronald G. Targan	120,000	41,496	161,496
Richard R. West	144,000	44,086	188,086
Russell B. Wight, Jr.	80,000	38,692	118,692

(1)	The amounts presented in this column reflect the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2009. The grant date fair value is the amount we would expense in our consolidated financial statements over the award’s anticipated vesting schedule. These amounts differ from that set forth in the first introductory paragraph above as that amount is based on the market price for our Shares on the date of grant. For additional information on our value assumptions, refer to footnote 12 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. Dividends are paid on both the vested and unvested portion of Restricted Share and Restricted Unit awards. For information concerning the aggregate equity awarded to Trustees under our Omnibus Share Plans, see Note 8 to the Principal Security Holders table. Amounts shown for Robert H. Smith reflect compensation earned until his death in December 2009.

2010 PROXY STATEMENT      VORNADO REALTY TRUST  35

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, consisting of Dr. West and Messrs. Lynne and Targan, grants awards under the Company’s omnibus share plans and makes all other executive compensation determinations. Messrs. Roth and Fascitelli are the only officers or employees of the Company who are also members of the Board. There are no interlocking relationships involving the Company’s Board which require disclosure under the executive compensation rules of the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

We review all relationships and transactions in which we and our significant shareholders, trustees and our executive officers or their respective immediate family members are participants (including transactions required to be disclosed under Item 404 of Regulation S-K) to determine whether such persons have a direct or indirect material interest in the transaction. Our policy (as set forth in our Code of Business Conduct and Ethics) is to determine whether such an interest exists, applying the standards set forth in Item 404 of Regulation S-K and our Corporate Governance Guidelines. Our legal and financial staff is primarily responsible for the development and implementation of processes and controls to obtain information from our significant shareholders, trustees and our executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. We also disclose transactions or categories of transactions we consider in determining that a trustee is independent. In addition, our Audit Committee and/or our Corporate Governance and Nominating Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed. These committees, in the course of their reviews of a disclosable related-party transaction consider: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a trustee or executive officer to act in the best interest of the Company; and (6) any other matters the Committee deems appropriate.

Transactions Involving Interstate Properties

As of March 15, 2010, Interstate and its partners beneficially owned approximately 8% of our outstanding Shares and approximately 27% of Alexander’s outstanding common stock. Interstate is a general partnership in which Steven Roth, David Mandelbaum and Russell B. Wight, Jr. are the partners. Mr. Roth is our Chairman, the Managing General Partner of Interstate, and the Chairman of the Board and Chief Executive Officer of Alexander’s. Messrs. Mandelbaum and Wight are trustees of the Company and also directors of Alexander’s.

We manage and lease the real estate assets of Interstate pursuant to a management agreement for which we receive an annual fee equal to 4% of base rent and percentage rent and certain other commissions. The management agreement has a term of one year and automatically renews unless terminated by either of the parties on 60 days’ notice at the end of the term. We believe, based upon comparable fees charged by other real estate companies, that the terms are fair to us. We earned $782,000 in management fees under the management agreement for the year ended December 31, 2009.

Transactions Involving Alexander’s

As of March 15, 2010, Interstate and its three general partners—Steven Roth (Chairman of the Board of the Company and Chairman of the Board and Chief Executive Officer of Alexander’s), David Mandelbaum (a trustee of the Company and director of Alexander’s) and Russell B. Wight, Jr. (a trustee of the Company and director of Alexander’s)—owned approximately 8% of our outstanding Shares and approximately 27% of Alexander’s common stock. The Company owns approximately 32% of the outstanding common stock of Alexander’s.

 36  VORNADO REALTY TRUST   2010 PROXY STATEMENT

We manage, lease and develop Alexander’s properties pursuant to the agreements described below, which expire in March of each year and renew automatically.

Management and Development Agreements.  We receive an annual fee for managing Alexander’s and all of its properties equal to the sum of (i) $3,000,000, (ii) 3% of gross income from the Kings Plaza Regional Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue, and (iv) $241,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

In addition, we are entitled to a development fee of 6% of development costs, as defined, with minimum guaranteed fees of $750,000 per annum. During the year ended December 31, 2009, we recognized $2,710,000 of development fee income.

Leasing Agreements.  We provide Alexander’s with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by Alexander’s tenants. In the event that third-party real estate brokers are used, our leasing fee increases by 1% and we are responsible for the fees to the third party. We are also entitled to a commission upon the sale of any of Alexander’s assets of 3% of gross proceeds, as defined, for asset sales of less than $50,000,000, or 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more. The total of these amounts is payable to us annually in an amount not to exceed $4,000,000, with interest on the unpaid balance at one-year LIBOR plus 1.0% per annum (3.02% at December 31, 2009).

Other Agreements.  Building Maintenance Services, our wholly-owned subsidiary, supervises the cleaning, engineering and security services at Alexander’s Lexington Avenue and Kings Plaza properties for an annual fee of the cost for such services plus 6%. During the year ended December 31, 2009, we recognized $2,083,000 of income under these agreements.

During the year ended December 31, 2009, Alexander’s incurred $15,681,000 of leasing fees, $3,215,000 of development fees, $3,000,000 for management fees and $4,108,000 for property management and other fees under its agreements with the Company or BMS.

At December 31, 2009, Alexander’s owed the Company (i) $41,857,000 in leasing fees, (ii) $13,961,000 in development fees; and (iii) $848,000 in management, property management and cleaning fees.

Certain Other Transactions or Relationships

With respect to our building at 888 Seventh Avenue, we are the lessee under a ground lease that expires in 2067. The lessor under the ground lease is a limited liability company that is owned by several members, some of which include David Mandelbaum (one of our trustees), his children, his brother, his sister and his sister’s family. The underlying fee property was purchased by the parents of Mr. Mandelbaum in 1961 and placed into trusts at that time for the benefit of their children and grandchildren. Since 1961, this property has been owned 20% by these trusts and, when the trusts expired, descendants of Mr. Mandelbaum’s parents. The remaining 80% of the limited liability company is owned by two unrelated families. One family owns 55% of the limited liability company and is its managing member. Mr. Mandelbaum’s personal interest in the property is an indirect 2.66% interest. We acquired the building at 888 Seventh Avenue (and the tenant’s interest under the ground lease) from an unrelated party in 1998. The limited liability company owning the ground receives under the ground lease an aggregate payment of $3,350,000 a year in rent.

On December 23, 2005, pursuant to a credit agreement (the “Roth Credit Agreement”) entered into with us on November 16, 1999, Mr. Roth borrowed $13,122,500 from us as evidenced by a promissory note in favor of the Company (the “Note”). The Roth Credit Agreement provides that the Company will provide loans to Mr. Roth of up to $15 million in the aggregate at any time outstanding for so long as he remains employed by the Company. Pursuant to this Roth Credit Agreement, the Note is secured, bears annual interest of 4.45% (the applicable Federal rate on December 23, 2005) and matures December 23, 2011. On December 31, 2009, the balance of this loan was $13,122,500 (the largest outstanding balance during 2009) and Mr. Roth paid us $620,748 in interest.

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Other Transactions Considered in Determining Trustee Independence

Michael Lynne, a trustee of the Company, served as the Co-Chairman and Co-Chief Executive Officer of New Line Cinema Corporation until early 2008. New Line Cinema Corporation is a tenant at our building at 888 Seventh Avenue in New York City. The lease was negotiated prior to our purchasing the building and was renewed prior to Mr. Lynne joining our Board. Unique Features, of which Mr. Lynne is a principal, shares space with New Line Cinema Corporation at no direct cost to Unique Features.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to (i) assist the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent registered public accounting firm, and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment and upon the recommendation of the Corporate Governance and Nominating Committee, has determined that all members of the Audit Committee are “independent,” as required by applicable listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Trustees has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Dr. West and Mr. Deering is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.

In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditors Communication With Those Charged With Governance (Codifications of Statements on Auditing Standards, AU380—which supersedes SAS 61). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate.

Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2009, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and

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procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.

DR. RICHARD R. WEST
ANTHONY W. DEERING
RONALD G. TARGAN

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) have been the Company’s independent registered public accounting firm since 1976. The Audit Committee selected the Deloitte Entities as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 as a result of a process most recently undertaken in 2008 and by which the Audit Committee and management solicited and received proposals from and met with an interviewed several other independent registered public accounting firms. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to cost, audit firm independence and obtaining a fresh look at the Company’s financial accounting and internal controls processes. This process was not related to the quality of services provided by the Deloitte Entities. After consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company’s independent registered public accounting firm and has determined to continue that retention for 2010. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process will substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the votes cast on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm but will retain all rights of selection.

Even if the selection of the Deloitte Entities is ratified at the Annual Meeting, the Audit Committee, in its discretion, may change the appointment at any time during the year.

We expect that representatives of the Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2009 and 2008, for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $3,669,000 and $4,409,000, respectively. Audit fees for the years ended December 31, 2009 and 2008 include $0 and $52,000 for the audit of Americold Realty Trust (a former subsidiary), of which the other shareholders of Americold Realty Trust paid 52%. The Company sold its interest in Americold on March 31, 2008. During 2008 and 2007, audit fees include the attestation report on the effectiveness of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), Section 404.

Audit-Related Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2009 and 2008 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $2,179,000 and $3,704,000, respectively. “Audit-Related Fees” generally include fees for stand-alone audits of subsidiaries, due diligence associated with mergers/acquisitions and Sarbanes-Oxley, Section 404 pre-implementation assistance.

Tax Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2009 and 2008 for professional services rendered for tax compliance, tax advice and tax planning were $654,000 and $1,252,000. “Tax Fees” generally include fees for tax consultations regarding return preparation and REIT tax law compliance.

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All Other Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2009 and 2008 for professional services rendered other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $0 and $0, respectively. “All Other Fees” generally includes fees for consultations relating to systems review.

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established a policy of reviewing and approving engagement letters with the Deloitte Entities for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of the Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $250,000 on the amount of services that the Deloitte Entities can provide the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total services provided by the Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by the Deloitte Entities. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.

The Board of Trustees recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Unless you direct otherwise in your proxy, proxies will be voted for the proposal. The affirmative vote of holders of a majority of the votes cast on the proposal is required for its approval. Abstentions and broker non-votes will have no effect on the result of this vote.

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PROPOSAL 3: APPROVAL OF PROPOSAL TO APPROVE THE 2010 OMNIBUS SHARE PLAN

The Board of Trustees is asking the Company’s shareholders to approve the 2010 Omnibus Share Plan of Vornado Realty Trust (the “2010 Omnibus Share Plan,” the “2010 Plan” or the “Plan”). The 2010 Omnibus Share Plan is intended to supersede and replace the Company’s 2002 Omnibus Share Plan (the “2002 Plan”) currently in effect and the allocation of Shares thereunder. If the Plan is approved, upon such approval, no additional awards will be made under the 2002 Plan but the terms and conditions of any outstanding awards granted under the 2002 Plan will not be affected. If the 2010 Plan is not approved by shareholders, the 2002 Plan will remain in full force and effect in accordance with its terms and conditions.

The Board of Trustees and the Compensation Committee have determined that it is in the best interests of the Company and its shareholders to adopt the 2010 Plan. Therefore, the Board of Trustees urges you to vote to approve the 2010 Plan.

A copy of the full text of the 2010 Plan is attached as Annex B to this proxy statement and the summary below of the 2010 Plan is qualified in its entirety by reference to the text of the 2010 Plan. For additional information regarding equity-based compensation granted to executive officers, see “Executive Compensation.”

SUMMARY OF THE 2010 OMNIBUS SHARE PLAN

Purpose

The purpose of the 2010 Plan is to promote the financial interests of the Company by encouraging its employees and the employees of its subsidiaries, including officers (together, the “Employees”), its non-employee trustees and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees”), and certain non-employee advisors and consultants that provide bona fide services to the Company or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Company, enhancing its ability to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability and providing such Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Company’s success and to further align the interests of Employees, Non-Employee Trustees and Consultants with shareholders.

Overview

Under the Plan, eligible participants in the Plan may be granted awards of stock options, stock appreciation rights, performance shares, restricted shares, other stock-based awards (including the grant or offer for sale of unrestricted Shares and performance stock and performance units settled in Shares or cash) and operating partnership units. Awards of performance shares, restricted stock and other stock-based awards may provide the holder with dividends or dividend equivalents and voting rights prior to vesting. If dividends or dividend equivalents are granted, dividend and dividend equivalents will be paid to the holder at the same time as the Company pays dividends to holders of the Company’s Shares but not less than annually. Notwithstanding the foregoing, a holder’s right to dividends and dividend equivalent payments in the case of an award that is subject to performance-based conditions will be treated as unvested so long as the performance conditions have not been met, and any such dividend equivalent payments that would otherwise have been paid during the performance period will instead be accumulated and paid within 30 days following the date on which such award is determined by the Company to have been earned. These awards include equity awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

Shares Available for Grant under the Plan

Subject to adjustment as described below, awards may be granted under the Plan with respect to a maximum of 6,000,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of the Plan, would result in the issuance of up to a maximum of 6,000,000 Shares if all awards granted under the Plan were Full Value Awards (as defined below) and 12,000,000 Shares if all of the awards granted under the Plan were Not Full Value Awards (as defined below) (which includes 3,239,617 Shares remaining under the 2002 Plan

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on March 15, 2010). “Share Equivalents” are the measuring unit for determining the number of Shares that may be subject to awards.

The 2010 Plan is commonly referred to as a fungible unit plan. Restricted shares or restricted units or other securities that have a value equivalent to a full Share are referred to as “Full Value Awards.” Securities such as options or stock appreciation rights that require the grantee to pay an exercise price or otherwise do not have the full value of a Share due to the deduction of a strike price are referred to as “Not Full Value Awards.” When a grant is made under Plan, we will reduce the number of Share Equivalents available under the Plan (1) one Share Equivalent for each Share awarded pursuant to an award that is a Full Value Award and (2) one-half a Share Equivalent for each Share awarded pursuant to an award that is a Not Full Value Award. This means, for instance, if we were to award only restricted shares under the Plan, we could award 6,000,000 restricted shares. On the other hand, if we were to award only options under the Plan, we could award options to purchase 12,000,000 Shares (at the applicable exercise price). We also could issue any combination of the foregoing (or of other securities available under the Plan) with the reductions in availability to be made in accordance with the foregoing ratios.

If any award granted under the 2010 Plan expires or is forfeited, terminated or cancelled, or is paid in cash in lieu of Shares, then the Shares underlying any such award will again become available for grant under the 2010 Plan in an amount equal to one Share Equivalent for each Share that is subject to a Full Value Award and by one-half Share Equivalent for each Share that is subject to an award that is a Not Full Value Award, in each case, at the time such award expires or is forfeited, terminated or cancelled. Awards that are settled in cash do not affect the number of Share Equivalents available for awards under the Plan.

The number of Share Equivalents available under the 2010 Plan will be reduced upon the exercise of a stock option or a stock appreciation right by one-half of the gross number of Shares for which the award is exercised even if the award is exercised by means of a net-settlement exercise procedure. Awards issued or assumed under the 2010 Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction will not count against the number of Share Equivalents that may be granted under the 2010 Plan.

If Shares subject to, or acquired pursuant to, that portion of any award granted under the 2002 Plan and outstanding as of the date the Plan is approved by shareholders that, on or after such date, expires or is forfeited, terminated or cancelled, or is paid in cash in lieu of Shares, then the maximum aggregate number of Share Equivalents that may be issued under the 2010 Plan will be reinstated in an amount equal to one-half Share Equivalent for each Share that is subject to an award granted under the 2002 Plan that would have been a Not Full Value Award if granted under the Plan at the time such award expires or is forfeited, terminated or cancelled.

No more than 12,000,000 Shares (subject to adjustment as described below) may be issued upon the exercise of stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code granted under the 2010 Plan.

Shares issued under the 2010 Plan may be authorized and unissued Shares or treasury Shares. The fair market value of one Share on March 15, 2010 was $73.38 per Share (the average of the high and low market price on the New York Stock Exchange on that date).

Estimate of Benefits

Because awards under the 2010 Plan are made on a discretionary basis by the Committee, it is not possible to determine the benefits that will be received by our executive officers and other key employees in fiscal year 2010. Information on our most recent equity awards is set forth under “Compensation Discussion and Analysis” and “Executive Compensation.”

Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Compensation Committee will make such substitution or adjustment, if any, as it deems equitable to the number of Share Equivalents for which awards may

2010 PROXY STATEMENT      VORNADO REALTY TRUST  43

be granted under the plan or the number or kind of Shares or other securities issued or reserved for issuance pursuant to outstanding awards, the individual participant limitations, and the number of Shares that can be issued through incentive stock options.

Administration

The 2010 Plan will be administered and interpreted by the Compensation Committee. The Compensation Committee is authorized to select Employees, Non-Employee Trustees and Consultants to receive awards, determine the type of awards to be made, determine the number of equity-based securities subject to any award and the other terms and conditions of such awards. Our Board of Trustees, in its sole discretion, also may grant awards or administer the 2010 Plan.

Eligibility

All Employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Compensation Committee, are eligible to receive awards under the Plan. Non-Employee Trustees and Consultants that provide bona fide services to the Company are also eligible to receive awards under the Plan, as determined by the Compensation Committee. As such criteria are subjective in nature, the Company cannot accurately estimate the number of persons who may be included in the class of Employees or Consultants eligible to receive awards from time to time. Currently, all of our Non-Employee Trustees are eligible to receive awards under the Plan from time to time.

Transfer Restrictions

Awards are not assignable or transferable except by will or the laws of descent and distribution and no right or interest of any holder may be subject to any lien, obligation or liability of the holder. The Compensation Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code) is transferable by a holder to such holder’s immediate family members (or trusts, partnerships or limited liability companies established for such immediate family members).

Term; Amendment and Termination

The Plan has a term through May 12, 2020, but any award granted prior to such date, and the Compensation Committee’s authority to administer the terms of such awards, will remain in effect until the underlying Shares are delivered or the award lapses. The 2010 Plan will be effective upon approval by the shareholders. The Compensation Committee may amend or terminate the Plan or any portion of the Plan at any time, except that no amendment may be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Plan, (ii) would materially modify the requirements for participation in the Plan, (iii) would result in a material increase in the benefits accrued to participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

Types of Awards

Stock Options

Stock options entitle the holder to purchase the Company’s Shares at a per Share price determined by the Compensation Committee, which in no event may be less than the fair market value of the Shares on the date of grant. Options may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified” stock options. Stock options are exercisable for such period as is determined by the Compensation Committee, but in no event may options be exercisable after 10 years from the date of grant. The option price for

 44  VORNADO REALTY TRUST   2010 PROXY STATEMENT

Shares purchased upon the exercise of an option must be paid in full at the time of exercise and may be paid in cash, by tender or the withholding of Shares, by such other consideration as the Compensation Committee deems appropriate or by a combination of cash, Shares and such other consideration. Unlike our 2002 Plan, the 2010 Plan does not provide for the grant of “reload stock options” (meaning, if a grantee were to pay the applicable exercise in Shares already owned, the grantee would automatically be granted a new option in the amount of the surrendered Shares). Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for Federal income tax purposes, and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the Shares to the optionee, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to the Company. If such Shares are disposed of within the one-year or two-year periods referred to above, the excess of the fair market value of the Shares on the date of exercise (or, if less, the fair market value on the date of disposition) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition, and the Company will be entitled to a corresponding deduction. The amount by which the fair market value of the Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that could subject the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.

Upon the grant of a non-qualified option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the fair market value of the Shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the optionee and the Company will be entitled to a corresponding deduction. All option grants to Non-Employee Trustees and Consultants are treated as non-qualified options for Federal income tax purposes.

Stock Appreciation Rights

Stock appreciation rights entitle the holder to receive from the Company an amount equal to the amount by which the fair market value of a Share on the date of exercise exceeds the grant price. The Compensation Committee will establish the grant price, which may not be less than the fair market value of the Shares on the date of grant and the term, which will not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with a stock option or in addition to a stock option or may be freestanding and unrelated to a stock option. The Compensation Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination thereof. Stock appreciation rights settled in cash will not reduce the number of Shares issuable under the Plan. Upon the grant of a stock appreciation right, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon the exercise of a stock appreciation right, the amount by which the fair market value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the holder and the Company will be entitled to a corresponding deduction.

Performance Shares

Performance share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of the Company’s Shares in amounts determined by the Compensation Committee at the time of grant. Performance share awards consisting of actual Shares entitle the holder to receive Shares in an amount based upon performance conditions of the Company over a performance period as determined by the Compensation Committee at the time of grant. Such performance share awards may provide the holder with dividends and voting rights prior to vesting. Performance share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof based upon performance conditions and over a performance period as determined by the Compensation Committee at the time of grant.

Restricted Shares

Restricted share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of Shares of the Company. Restricted share awards consisting of actual Shares entitle the holder to receive Shares of the Company. Such restricted share awards may provide the holder with dividends and voting rights prior to vesting. Restricted share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof as determined by the Compensation Committee. The

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employment or other conditions and the length of the period for vesting of restricted share awards are established by the Compensation Committee at time of grant.

Other Stock-Based Awards

Other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted Shares and performance stock and performance units settled in Shares or cash, may be granted under such terms and conditions as may be determined by the Compensation Committee.

Under Section 162(m) of the Internal Revenue Code and the regulations issued thereunder, the Company’s Federal income tax deduction for compensation paid in any year to the Company’s Chief Executive Officer, Chief Financial Officer or any of its other three most highly compensated named executive officers (excluding the Company’s chief financial officer) is limited to $1 million, except to the extent it is considered to be performance-based compensation. Compensation realized upon the exercise of stock options, stock appreciation rights and, as discussed below, certain grants of performance shares, restricted shares and other stock-based awards under the Plan are intended to satisfy the performance-based compensation exception.

Performance shares, restricted shares and other stock-based awards may be granted to Employees in a manner which is intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code. For such awards, for each performance period, the Compensation Committee will establish the performance goals, which must be objective, and will establish a formula to determine the amount of the incentive that may be payable based upon the level of attainment of the performance goals during the performance period.

Performance Goals

The performance goals will be based on one or more of the following business criteria (either separately or in combination) with regard to the Company (or a subsidiary, division, other operational unit or administrative department of the Company): (i) pre-tax income, (ii) after-tax income, (iii) net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis), (iv) operating income, (v) cash flow, (vi) earnings per share, (vii) return on equity, (viii) return on invested capital or assets, (ix) cash and/or funds available for distribution, (x) appreciation in the fair market value of Shares, (xi) return on investment, (xii) total return to shareholders, (xiii) net earnings growth, (xiv) stock appreciation (meaning an increase in the price or value of the Shares after the date of grant of an award and during the applicable period), (xv) related return ratios, (xvi) increase in revenues, (xvii) net earnings, (xviii) changes (or the absence of changes) in the per share or aggregate market price of the Shares, (xix) number of securities sold, (xx) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, (xxi) total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period), (xxii) total shareholder return, and (xxiii) funds from operations, as determined and reported by the Company in its financial reports.

The performance criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other real estate investment trusts or the historic performance of the Company. To the extent permitted under Section 162(m) of the Internal Revenue Code, the Compensation Committee may (i) designate additional business criteria on which the performance criteria may be based or provide for objectively determinable adjustments, modifications or amendments or (ii) provide for objectively determinable adjustments, modifications or amendments, in accordance with generally accepted accounting principles or practices, to the performance criteria for one or more of the items of gain, loss, profit or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment of a business, related to a change in accounting principles, related to discontinued operations that do not qualify as a segment of a business and attributable to the business operations of any acquired entity, as applicable.

To enable compensation provided in connection with stock options, stock appreciation rights and any other award intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, the 2010 Plan establishes a limit on the maximum aggregate number of shares for which any performance-based award may be granted to an Employee in any period of 12 consecutive months of 12,000,000 Shares.

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The performance criteria under the 2010 Plan must be re-approved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance criteria in order for awards to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

Operating Partnership Units

Operating partnership unit awards consist of a grant of limited partnership units (“OP Units”) of Vornado Realty L.P. (or any successor entity), the entity through which the Company conducts substantially all its business. OP Units can be granted either as free-standing awards or in tandem with other awards under the Plan and are valued by reference to the value of the Shares. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of OP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established by the Compensation Committee. Such OP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.

OP Unit awards will be structured to qualify as so-called “profits interests” for Federal income tax purposes, meaning that no income will be recognized by the recipient upon grant or vesting, and the Company will not be entitled to any deduction. As profits interests, OP Units would not initially have full parity with common limited partnership units with respect to liquidating distributions, but upon the occurrence of specified events could over time achieve such parity and thereby accrete to an economic value equivalent to Shares on a one-for-one basis. However, there are circumstances under which such parity would not be reached, in which case the value of an OP Unit award would be reduced. If OP Units are not disposed of within the one-year period beginning on the date of grant of the OP Unit award, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Vesting

The Compensation Committee will determine the time or times at which awards become vested, unrestricted or may be exercised, subject to the following limitations. Subject to accelerated vesting in the event of an actual change in control or a grantee’s retirement, disability or death (i) no awards of stock options or stock appreciation rights will be exercisable earlier than a date 60 days prior to the first anniversary of the date on which such award is granted, (ii) time-based vesting awards of Full Value Awards will be subject to a minimum three-year vesting period (with no more than one-third of the Shares subject thereto vesting earlier than a date 60 days prior to the first anniversary of the date on which such award is granted and on each of the next two anniversaries of such initial vesting date) and (iii) performance-based vesting awards of Full Value Awards will have a performance period that ends no earlier than 60 days prior to the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, a maximum of 5% of the maximum aggregate number of Share Equivalents available under the Plan in respect of Full Value Awards can be subject to Full Value Awards without regard to the minimum vesting limits in the preceding sentence.

New Plan Benefits

No awards will be granted under the 2010 Plan prior to its approval by our shareholders. Awards under the 2010 Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2010 Plan.

The Board of Trustees unanimously recommends a vote “FOR” the approval of the Company’s 2010 Omnibus Share Plan.

Unless you direct otherwise in your proxy, proxies will be voted for the proposal. The affirmative vote of holders of the majority of the votes cast on the proposal is required for approval of the 2010 Omnibus Share Plan, provided that the total vote cast on the proposal represents a majority in interest of all securities entitled to vote on the proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of a vote against the proposal, unless holders of a majority in interest of all securities entitled to vote on the proposal cast votes, in which event a broker non-vote will have no effect on the result of the vote.

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PROPOSAL 4: SHAREHOLDER PROPOSAL RELATING TO A CHANGE IN THE VOTING STANDARD FOR TRUSTEE ELECTIONS

In accordance with the rules of the SEC, we have set forth below a shareholder proposal submitted on behalf of the United Brotherhood of Carpenters Pension Fund (for the purposes of this proposal, the “shareholder proponent”), along with the supporting statement of the shareholder proponent, for which the Company and the Board accept no responsibility. The address and information regarding the shareholder proponent’s shareholdings in the Company will be made available upon request. The shareholder proposal is required to be voted upon at the annual meeting only if properly presented at the Annual Meeting by or on behalf of the shareholder proponent. As explained below, the Board of Trustees recommends that you vote “AGAINST” the shareholder proposal.

Director Election Majority Vote Standard Proposal

Resolved: That the shareholders of Vornado Realty Trust (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: In order to provide shareholders a meaningful role in director elections, the Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. The Company presently uses a plurality vote standard in all director elections. Under the plurality standard, a board nominee can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, a strong majority of the nation’s leading companies, including Intel, General Electric, Motorola, Hewlett-Packard, Morgan Stanley, Home Depot, Gannett, Marathon Oil, Pfizer and many Company competitors, have adopted a majority vote standard in company Bylaws or articles of incorporation. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. Other companies have responded only partially to the call for change by simply adopting post-election director resignation policies that set procedures for addressing the status of director nominees that received more “withhold” votes than “for” votes. At the time of this proposal submission, Vornado Realty Trust and its Board had not taken either action despite majority shareholder support for such action.

We believe that a post-election director resignation policy without a majority vote standard in company governance documents is an inadequate reform. The critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the board an important post-election role in determining the continued status of unelected directors. We urge the Board to take this important step in establishing a majority vote standard in the Company’s governance documents.

Board of Trustees Statement Opposing Shareholder Proposal

The Board of Trustees has carefully considered the proposal and, for the reasons described below, does not believe that it is in the best interests of the Company and its shareholders to provide for the election of trustees by a majority of the votes cast.

The Company currently elects its trustees each year by a plurality-voting standard. Under plurality voting, nominees who receive the most affirmative votes are elected to the Board. Although the proponent states that

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under the plurality standard, a nominee can be elected with as little as a single affirmative vote (a highly-theoretical and speculative possibility), as a practical matter, all of the trustees have always been elected by a majority of the votes cast as to any trustee. In other words, this proposal, if implemented, would not have had any impact on the outcome of any of the elections of our trustees to date.

Although a number of corporations have moved to a majority-vote standard in recent years, our Board has determined to not follow this path for several reasons.

First, moving to majority election of trustees would have no impact on the ability of shareholders to propose an alternate slate of trustees in a proxy contest—under the current form of majority election of directors being adopted by corporations and approved by proponents and proxy advisory firms, contested elections retain the plurality-voting standard. Thus, failing to take this action will not prevent our shareholders from seeking to replace any of the existing trustees with new candidates.

Second, failure to adopt majority election of trustees also has no effect on the ability of shareholders to express disapproval of Board actions. The “withhold” vote is now a well-established means of registering dissatisfaction, and there is no question that a substantial withhold vote would send a message and cause our Board to examine the reasons for the dissatisfaction. The use of the withhold vote, rather than causing one or more trustees not to be elected, provides the Board with the flexibility to determine whether such a vote was intended only to send a message to which the Board should react, or was an effort to remove a particular trustee from the Board. In either case, it would be a matter of serious consideration for the Board.

Finally, the Board is concerned that the majority-vote requirement contemplated by the proposal would significantly increase the influence of stockholder advisory firms and certain activist shareholders, whose interests and agenda may differ from those of our shareholders generally. Under majority election, because of the increased threat of one or more trustees not being reelected in a noncontested election, the Board may be forced either to follow the dictates of special interest groups, or to engage in expensive and distracting solicitation campaigns at each annual meeting for matters that generally are only peripherally related to the best interests of our Company and its shareholders. Furthermore, in a depressed market environment, a majority-vote requirement could create the potential for hostile parties, who may not have the best interests of the Company and all its shareholders in mind, to dictate inexpensively the future of the Board and the Company.

Our Board fully appreciates the importance of the Annual Meeting in allowing shareholders the opportunity to put forward specific concerns they may have. At the same time, the Board does not believe that the only means of expressing that concern is the potential expulsion of one or more trustees from the Board should a hostile party solicit votes or should such Board members determine not to implement a shareholder proposal—which is what the use of the majority-election standard, as opposed to the withhold vote, could result in. This situation is exacerbated by the failure of many retail holders to return voting instructions, and the Company’s inability to contact such holders directly, the elimination of broker voting for trustees, the practices of empty voting and stock borrowing and the fact that many institutional holders routinely delegate their voting decisions to proxy advisory firms, without considering the merits of the matter at issue or the impact of following the recommendation. Our Board and management have always welcomed and frequently receive and respond to shareholder input. Our Board members believe that they are better informed to respond to shareholder concerns than others that may have special interests and who may be pursuing their own agenda and who have no duty to act in the best interests of the Company or other shareholders. Consequently, our Board members believe it is their duty to retain as much flexibility to consider and negotiate these matters for the best interests of the Company and all its shareholders rather than effectively abdicate these duties to influential special interests.

The Board of Trustees unanimously recommends a vote “AGAINST” the proposal relating to the change in the voting standard.

The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Shareholder approval of this proposal would not result in a change to our Bylaws because this is only a recommendation to the Board of Trustees.

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PROPOSAL 5: SHAREHOLDER PROPOSAL REGARDING THE APPOINTMENT OF AN INDEPENDENT CHAIRMAN

In accordance with the rules of the SEC, we have set forth below a shareholder proposal submitted on behalf of the Central Laborers’ Pension Fund (for the purposes of this proposal, the “shareholder proponent”), along with the supporting statement of the shareholder proponent, for which the Company and the Board accept no responsibility. The address and information regarding the shareholder proponent’s shareholdings in the Company will be made available upon request. The shareholder proposal is required to be voted upon at the annual meeting only if properly presented at the Annual Meeting by or on behalf of the shareholder proponent. As explained below, the Board of Trustees recommends that you vote “AGAINST” the shareholder proposal.

Proposal Regarding the Appointment of an Independent Chairman

Resolved: That the stockholders of Vornado Realty Trust (“Vornado” or “the Company”) ask the board of directors to adopt a policy that the board’s chairman be an independent director who has not previously served as an executive officer of Vornado. The policy should be implemented so as not to violate any contractual obligation. The policy should specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

Supporting Statement: It is the responsibility of the Board of Directors to protect shareholders’ long-term interests by providing independent oversight of management, including the Chief Executive Officer (CEO), in directing the corporation’s business and affairs. Currently at our Company, Mr. Steven Roth is currently the Chairman of the Board and the former CEO. We believe that this current scheme may not adequately protect shareholders.

Shareholders of our Company require an independent leader to ensure that management acts strictly in the best interests of the Company. By setting agendas, priorities and procedures, the position of Chairman is critical in shaping the work of the Board of Directors. Accordingly, we believe that having an independent trustee serve as chairman can help ensure the objective functioning of an effective Board.

As a long-term shareholder of our Company, we believe that ensuring that the Chairman of the Board of our Company is independent, will enhance Board leadership at Vornado, and protect shareholders from future management actions that can harm shareholders. Other corporate governance experts agree. As a Commission of The Conference Board stated in a 2003 report, “The ultimate responsibility for good corporate governance rests with the board of directors. Only a strong, diligent and independent board of directors that understand the key issues, provides wise counsel and asks management the tough questions, is capable of ensuring that the interests of shareowners as well as other constituencies are being properly served.”

We believe that the recent wave of corporate scandals demonstrates that no matter how many independent directors there are on the Board, that Board is less able to provide independent oversight of the officers if the Chairman of that Board is also CEO of the Company.

We, therefore, urge shareholders to vote FOR this proposal.

Board of Trustees Statement Opposing Shareholder Proposal

Currently, our Board of Trustees has an active, independent, lead trustee and the positions of Chairman and chief executive officer are held by separate persons. Our Board believes that this structure is appropriate, advantageous, provides the benefits sought by the shareholder proponent and enables us to benefit from the insight and experience of Steven Roth in his capacity as executive Chairman.

Moreover, our Corporate Governance Guidelines, which are regularly reviewed by our Corporate Governance and Nominating Committee and our Board of Trustees, provide that the Board is free to select its Chairman and the Company’s chief executive officer in the manner it considers in the best interests of the Company at any given point in time, and that these positions can be filled by the same person or by two individuals. This policy was

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recommended after careful consideration by our Nominating and Corporate Governance Committee and adopted by our full Board to reflect the Board’s belief that it is important to retain the flexibility to allocate the responsibilities of the offices of the Chairman and the chief executive officer in any way that the Board deems appropriate in light of the then-current circumstances. Adopting a policy that would arbitrarily limit the Board’s selection of a Chairman to only an independent trustee who is not a current or former executive officer of the Company could disable the Board from selecting as Chairman the person whom they believe to be best qualified to serve in that position. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities that the Company faces. They are, therefore, in the best position to evaluate the current and future needs of the Company and to judge how to make use of the capabilities of the Company’s senior managers and trustees and how to allocate responsibilities among them. All of our trustees are bound by the obligations imposed by Maryland law. Establishing arbitrary criteria for the selection of a Chairman does not better enable the Board’s ability to fulfill those obligations.

The Board believes the most effective leadership structure for the Company at the present time is to have an experienced and active lead trustee, in Mr. Wight, and to make use of the unique and deep experience and insight with the Company and industry of both Mr. Roth, as Chairman, and Mr. Fascitelli, as President and Chief Executive Officer. The Board, as always, retains the flexibility to modify this structure as it deems fit at any time.

The Board of Trustees believes that having a strong, independent group of trustees is critically important to good corporate governance. The functions of the Board are carried out by the full Board and by Board committees. The Board has been, and continues to be, a strong proponent of Board independence and has already ensured that a majority of the Board, as well as all members of the Audit, Compensation and Corporate Governance and Nominating Committees are independent under New York Stock Exchange standards. As only two of our trustees are executive officers, there are ample independent trustees to offer critical review of management plans. In furtherance of this, our Corporate Governance Guidelines provide that any Board member may (and in fact, they do) suggest the inclusion of matters on the agenda for any Board meeting. In addition, non-employee trustees meet privately in executive session at every regularly scheduled Board meeting. Furthermore, the Board has established robust procedures for contacting the independent Chair of our Audit Committee regarding matters requiring attention of independent Board members.

In addition, our independent, lead trustee serves as a resource to the Chairman and the Board, coordinates the activities of the independent trustees, and performs such other duties and responsibilities as the Board may determine. The lead trustee’s specific duties include presiding at all meetings of the Board in the absence of the Chairman and at all executive sessions of the independent trustees, serving as liaison between the Chairman and the independent trustees, consulting with the Chairman on meeting schedules, agenda items and materials for meetings and calling meetings of the independent trustees when necessary and appropriate.

The Board of Trustees believes the Company’s current policy, Bylaws and governance guidelines establish appropriate oversight procedures and the flexibility necessary for trustees to select the best-qualified person as Chairman in accordance with the exercise of their duties as trustees. The proposal presented imposes an arbitrary and unnecessary restriction on the performance of those duties that the Board believes is not in the best interests of the Company and its shareholders. Finally, our Board believes that all of the benefits sought by the shareholder proponent are currently provided by our existing Board structure.

The Board of Trustees unanimously recommends a vote “AGAINST” the proposal relating to the appointment of an independent Chairman.

The affirmative vote of a majority of all the votes cast on the proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Shareholder approval of this proposal would not result in the adoption of a policy or a change to our Bylaws because this is only a recommendation to the Board of Trustees.

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PROPOSAL 6: SHAREHOLDER PROPOSAL RELATING TO DECLASSIFICATION OF THE BOARD OF TRUSTEES

In accordance with the rules of the Securities and Exchange Commission, we have set forth below a shareholder proposal submitted by Mr. Gerald R. Armstrong (for the purposes of this proposal the “shareholder proponent”), along with the supporting statement of the shareholder proponent, for which the Company and the Board accept no responsibility. The address and information regarding the shareholder proponent’s shareholdings in the Company will be made available upon request. The shareholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting by or on behalf of the shareholder proponent. As explained below, the Board of Trustees recommends that you vote AGAINST the shareholder proposal.

Proposal Relating to Declassification of the Board of Trustees

Resolved: That the shareholders of VORNADO REALTY TRUST request its Board of Trustees to take the steps necessary to eliminate classification of terms of the Board of Trustees to require that all Trustees stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of the previously-elected Trustees.

Supporting Statement: It took two annual meetings, rather than one annual meeting, for a group lead by our chairman, to gain control of VORNADO’S board because of three-year terms being in place. He has, however, overlooked removing this barrier for the future.

The current practice of electing only one-third of the trustees for three-year terms is not in the best interest of the trust or its shareholders. Eliminating this staggered system increases accountability and gives shareholders the opportunity to express their views on the performance of each trustee annually. The proponent believes the election of trustees is the strongest way that shareholders influence the direction of any trust and our trust should be no exception.

As a professional investor, the proponent has introduced the proposal at several corporations which have adopted it. In others, by the board or management, it has received votes in excess of 70% and is likely to be reconsidered favorably.

The proponent believes that increased accountability must be given our shareholders whose capital has been entrusted in the form of share investments especially during these times of great economic challenge.

Arthur Levitt, former Chairman of The Securities and Exchange Commission said, “In my view, it’s best for the investor if the entire board is elected once a year. Without annual election of each director, shareholders have far less control over who represents them.” The proponent believes that this statement would include trustees.

While management may argue that trustees need and deserve continuity, management should become aware that continuity and tenure may be best assured when their performance as trustees is exemplary and is deemed beneficial to the best interests of the trust and its shareholders.

The proponent regards as unfounded the concern expressed by some that annual election of all trustees could leave companies without experienced trustees in the event that all incumbents are voted out by shareholders.

In the unlikely event that shareholders do vote to replace all trustees, such a decision would express dissatisfaction with the incumbent trustees and reflect the need for change.

If you agree that shareholders may benefit from greater accountability afforded by annual election of all trustees, please vote “FOR” this proposal.

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Board of Trustees Statement Opposing Shareholder Proposal

The Board believes that declassification of the Board of Trustees would not serve the best interests of the Company and its shareholders. Accordingly, the Board of Trustees recommends a vote AGAINST the proposed resolution for reasons explained below.

The Company’s Declaration of Trust provides for the Board to be divided into three classes of trustees serving staggered three-year terms (a classified board). The Company has achieved its current size and success under the guidance of a classified board.

The classified board provides enhanced continuity and stability in the Board’s business strategies and policies. At all times, two-thirds of the trustees will have had prior experience and familiarity with the Company’s business and affairs while still annually providing an opportunity for the election of one-third of the Board with new trustees. This structure enables our Board to build on past experience and plan for a reasonable period into the future. A classified board encourages a long-term focus in the management of the business and affairs of the Company. In addition to providing experienced trustees, a classified board helps the Company attract and retain highly qualified individuals willing to commit the time and resources necessary to understand the Company, its operations and its competitive environment.

Independent studies have also shown that Board classification tends to increase prices paid in takeovers and, in the event the Company ever becomes subject to an unsolicited takeover proposal, a classified board may give the Company valuable protection from a proposal that may be unfavorable to shareholders. A classified board permits a more orderly process for trustees to consider any takeover bids and to explore all alternatives to maximize shareholder value. A classified board makes it more likely that persons who may seek to acquire control of the Company will initiate such action through negotiations with the Board. At least two meetings of shareholders would generally be required to replace a majority of the Board. By reducing the threat of an abrupt change in the composition of the entire Board, classification of trustees provides the Board with an adequate opportunity to fulfill its duties to the Company’s shareholders to review any takeover proposal, study appropriate alternatives and act in the best interests of the Company.

Importantly, as the ability for brokers to vote shares for which they have not received voting instructions has been eliminated, our Board believes that a system of annual elections of all its trustees would make our Company more vulnerable to unsolicited takeovers at share prices which, particularly in this economic environment, may be depressed. The current classified board structure gives the Board an opportunity to consider any such offer and, where appropriate, negotiate the best possible sale price or other terms for the benefit of our shareholders. As the shareholder proponent states, it took two annual meetings and proxy contests to result in a change to the current management. Our current management and members of our Board, from personal experience with our own Company, believe that the classified board did not deter a takeover proposal and served very well to protect the interests of the then-existing shareholders of the Company. With the changes in the rules regarding broker voting and rise in the importance of special interests and the ability of speculators to accumulate significant voting positions, our Board believes that, more than ever, a classified board is an extremely important tool in preserving and enhancing shareholder value.

The Board of Trustees unanimously recommends a vote “AGAINST” the proposal relating to the declassification of the Board of Trustees.

The affirmative vote of a majority of all the votes cast on the proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Shareholder approval of this proposal would not result in annual election of Trustees because this is only a recommendation to the Board of Trustees who must propose an amendment of the Declaration of Trust subject to a separate shareholder vote to declassify the Board of Trustees.

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INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the accompanying proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures by which shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 12, 2010. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to do so.

The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities and to allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company currently provide that in order for a shareholder to nominate a candidate for election as a trustee at an Annual Meeting of Shareholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s Annual Meeting and must indicate certain information specified in the Bylaws. As a result, under the current Bylaws, any notice given by or on behalf of a shareholder pursuant to the provisions of our Bylaws must comply with the requirements of the Bylaws and be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019 between and including January 13, 2011 and February 12, 2011. The Board of Trustees may amend the Bylaws from time-to-time.

Shareholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company’s Annual Meeting of Shareholders in 2011 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than December 2, 2010.

By Order of the Board of Trustees,

Alan J. Rice
Secretary

New York, New York
April 1, 2010

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card.

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ANNEX A

CORPORATE GOVERNANCE GUIDELINES

I. Introduction

The Board of Trustees of Vornado Realty Trust (the “Trust”), acting on the recommendation of its Corporate Governance and Nominating Committee, has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. These Guidelines are in addition to the Trust’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws, in each case as amended.

II. Board Composition

The composition of the Board should balance the following goals:

■	The size of the Board should facilitate substantive discussions of the whole Board in which each Trustee can participate meaningfully;

■	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Trust’s business; and

■	A majority of the Board shall consist of Trustees who the Board has determined are “independent” under the Corporate Governance Rules (the “NYSE Rules”) of The New York Stock Exchange, Inc. (the “NYSE”).

III. Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Trust’s Chief Executive Officer in the manner it considers in the best interests of the Trust at any given point in time. These positions may be filled by one individual or by two different individuals.

IV. Selection of Trustees

Nominations. The Board is responsible for selecting the nominees for election to the Trust’s Board of Trustees. The Trust’s Corporate Governance and Nominating Committee is responsible for recommending to the Board a slate of Trustees or one or more nominees to fill vacancies occurring between annual meetings of shareholders. The members of the Corporate Governance and Nominating Committee may, in their discretion, work or otherwise consult with members of management of the Trust in preparing the Committee’s recommendations.

Criteria. The Board should, based on the recommendation of the Corporate Governance and Nominating Committee, select new nominees for the position of independent Trustee considering the following criteria:

■	Personal qualities and characteristics, accomplishments and reputation in the business community;

■	Current knowledge and contacts in the communities in which the Trust does business and in the Trust’s industry or other industries relevant to the Trust’s business;

■	Ability and willingness to commit adequate time to Board and committee matters;

■	The fit of the individual’s skills and personality with those of other Trustees and potential Trustees in building a Board that is effective, collegial and responsive to the needs of the Trust; and

■	Diversity of viewpoints, experience and other demographics.

Independence Standards. To qualify as independent under the NYSE Rules, the Board must affirmatively determine that a Trustee has no material relationship with the Trust and/or its consolidated subsidiaries. The

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Board has adopted the following categorical standards to assist it in making determinations of independence. For purposes of these standards, references to the “Trust” will mean Vornado Realty Trust and its consolidated subsidiaries.

The following relationships have been determined not to be material relationships that would categorically impair a Trustee’s ability to qualify as independent:

1.	Payments to and from other organizations. A Trustee’s or his immediate family member’s status as executive officer or employee of an organization that has made payments to the Trust, or that has received payments from the Trust, not in excess of the greater of:

(i)	$1 million; or

(ii)	2% of the other organization’s consolidated gross revenues for the fiscal year in which the payments were made.

In the case where an organization has received payments that ultimately represent amounts due to the Trust and such amounts are not due in respect of property or services from the Trust, these payments will not be considered amounts paid to the Trust for purposes of determining (i) and (ii) above so long as the organization does not retain any remuneration based upon such payments.

2.	Beneficial ownership of the Trust’s equity securities. Beneficial ownership by a Trustee or his immediate family member of not more than 10% of the Trust’s equity securities. A Trustee or his immediate family member’s position as an equity owner, director, executive officer or similar position with an organization that beneficially owns not more than 10% of the Trust’s equity securities.

3.	Common ownership with the Trust. Beneficial ownership by, directly or indirectly, a Trustee, either individually or with other Trustees, of equity interests in an organization in which the Trust also has an equity interest.

4.	Directorships with, or beneficial ownership of, other organizations. A Trustee’s or his immediate family member’s interest in a relationship or transaction where the interest arises from either or both of:

(i)	his or his family member’s position as a director with an organization doing business with the Trust; or

(ii)	his or his family member’s beneficial ownership in an organization doing business with the Trust so long as the level of beneficial ownership in the organization is 25% or less, or less than the Trust’s beneficial ownership in such organization, whichever is greater.

5.	Affiliations with charitable organizations. The affiliation of a Trustee or his immediate family member with a charitable organization that receives contributions from the Trust, or an affiliate of the Trust, so long as such contributions do not exceed for a particular fiscal year the greater of:

(i)	$1 million; or

(ii)	2% of the organization’s consolidated gross revenues for that fiscal year.

6.	Relationships with organizations to which the Trust owes money. A Trustee’s or his immediate family member’s status as an executive officer or employee of an organization to which the Trust was indebted at the end of the Trust’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 5% of the Trust’s total consolidated assets.

7.	Relationships with organizations that owe money to the Trust. A Trustee’s or his immediate family member’s status as an executive officer or employee of an organization which is indebted to the Trust at

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the end of the Trust’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 15% of the organization’s total consolidated assets.

8.	Personal indebtedness to the Trust. A Trustee’s or his immediate family member’s being indebted to the Trust at any time since the beginning of the Trust’s most recently completed fiscal year so long as such amount does not exceed the greater of:

(i)	$1 million; or

(ii)	2% of the individual’s net worth.

9.	Leasing or retaining space from the Trust. The leasing or retaining of space from the Trust by:

(i)	a Trustee;

(ii)	a Trustee’s immediate family member; or

(iii)	an affiliate of a Trustee or an affiliate of a Trustee’s immediate family member;

so long as in each case the rental rate and other lease terms are at market rates and terms in the aggregate at the time the lease is entered into or, in the case of a non-contractual renewal, at the time of the renewal.

10.	Other relationships that do not involve more than $100,000. Any other relationship or transaction that is not covered by any of the categorical standards listed above and that do not involve payments of more than $100,000 in the most recently completed fiscal year of the Trust.

11.	Personal relationships with management. A personal relationship between a Trustee or a Trustee’s immediate family member with a member of the Trust’s management.

12.	Partnership and co-investment relationships between or among Trustees. A partnership or co-investment relationship between or among a Trustee or a Trustee’s immediate family member and other members of the Trust’s Board of Trustees, including management Trustees, so long as the existence of the relationship has been previously disclosed in the Trust’s reports and/or proxy statements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The fact that a particular transaction or relationship falls within one or more of the above categorical standards does not eliminate a Trustee’s obligation to disclose the transaction or relationship to the Trust, the Board of Trustees or management as and when requested for public disclosure and other relevant purposes. For relationships that are either not covered by or do not satisfy the categorical standards above, the determination of whether the relationship is material and therefore whether the Trustee qualified as independent or not, may be made by the Corporate Governance and Nominating Committee or the Board. The Trust shall explain in the annual meeting proxy statement immediately following any such determination the basis for any determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical standards.

Invitation. The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and CEO of the Trust, together with an independent Trustee, when deemed appropriate.

Orientation and Continuing Education.  Management, working with the Board, will provide an orientation process for new Trustees, including background material on the Trust, its business plan and its risk profile, and meetings with senior management. Members of the Board are required to undergo continuing education as recommended by the NYSE. In connection therewith, the Trust will reimburse Trustees for all reasonable costs associated with the attendance at or the completion of any continuing education program supported, offered or approved by the NYSE or approved by the Trust.

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V.	Election Term

The Board does not believe it should establish term limits.

VI.	Retirement of Trustees

The Board believes it should not establish a mandatory retirement age.

VII. Board Meetings

The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

The agenda for each Board meeting will be established by the Chairman and CEO, with assistance of the Trust’s Secretary and internal Corporation Counsel. Any Board member may suggest the inclusion of additional subjects on the agenda. Management will seek to provide to all Trustees an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the Trustees to make an informed judgment.

VIII. Executive Sessions

To ensure free and open discussion and communication among the non-management Trustees, the non-management Trustees will meet in executive sessions periodically, with no members of management present. Non-management Trustees who are not independent under the NYSE Rules may participate in these executive sessions, but independent Trustees should meet separately in executive session at least once per year.

At any time that the independent Trustees have not appointed a Lead Trustee or the Lead Trustee is not present, the participants in any executive sessions will select by majority vote of those attending a presiding Trustee for such sessions or any such session.

In order that interested parties may be able to make their concerns known to the non-management Trustees, the Trust shall disclose a method for such parties to communicate directly with the presiding trustee or the non-management trustees as a group. For the purposes hereof, communication through a third-party such as an external lawyer or a third-party vendor who relays information to non-management members of the Board will be considered direct.

IX. The Committees of the Board

The Trust shall have at least the committees required by the NYSE Rules. Currently, these are the Audit Committee, the Compensation Committee and a nominating/corporate governance committee, which in our Trust is called the Corporate Governance and Nominating Committee. Each of these three committees must have a written charter satisfying the rules of the NYSE.

All trustees, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee’s activities to the Board.

Each of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee shall be composed of at least such number of trustees as may be required by the NYSE Rules who the Board has determined are “independent” under the NYSE Rules. Any additional qualifications for the

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members of each committee shall be set out in the respective committees’ charters. A trustee may serve on more than one committee for which he or she qualifies.

Each committee may take any action in a meeting of the full Board, and actions of the Board, including the approval of such actions by a majority of the members of the Committee, will be deemed to be actions of that committee. In such circumstance only the votes cast by members of the committee shall be counted in determining the outcome of the vote on matters upon which the committee acts.

X. Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI. Lead Trustee

The independent Trustees will annually elect an independent Trustee to serve as Lead Trustee. The Lead Trustee will serve as a resource to the Chairman and to the other independent Trustees, coordinating the activities of the independent Trustees. The Lead Trustee will perform such other duties and responsibilities as the Board may determine.

The Board has determined that the Lead Trustee should have the following specific duties and responsibilities:

(i)	Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Trustees;

(ii)	Serve as liaison between the Chairman and the independent Trustees;

(iii)	Consult with the Chairman as to an appropriate schedule of board meetings;

(iv)	Consult with the Chairman as to agenda items and materials sent in advance of board meetings, provided that all Trustees may suggest items for inclusion on the agenda; and

(v)	Call meetings of the independent Trustees when necessary and appropriate.

XII. Executive Compensation

Evaluating and Approving Salary for the CEO. The Board, acting through the Compensation Committee, evaluates the performance of the CEO and the Trust against the Trust’s goals and objectives and approves the compensation level of the CEO.

Evaluating and Approving the Compensation of Management. The Board, acting through the Compensation Committee, evaluates and approves the proposals for overall compensation policies applicable to executive officers.

XIII. Board Compensation

The Board should conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board’s objectivity.

XIV. Prohibition on Short Sales

In accordance with Federal securities laws, the Company should prohibit short sales by our executive officers of our equity securities.

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XV. Expectations of Trustees

The business and affairs of the Trust shall be managed under the direction of the Board in accordance with Maryland law. In performing his or her duties, the primary responsibility of the trustees is to exercise his or her business judgment in the best interests of the Trust. The Board has developed a number of specific expectations of trustees to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

Commitment and Attendance. All independent and management trustees should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. The Board may act by unanimous written consent in lieu of a meeting.

Participation in Meetings. Each trustee should be sufficiently familiar with the business of the Trust, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a trustee may have about any aspect of the Trust’s business.

Trustees should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

Loyalty and Ethics. In their roles as Trustees, all Trustees owe a duty of loyalty to the Trust. This duty of loyalty mandates that the best interests of the Trust take precedence over any interests possessed by a Trustee.

The Trust has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of Trustees, particularly with respect to transactions in the securities of the Trust, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Trust. Trustees should be familiar with the Code’s provisions in these areas and should consult with any member of the Trust’s Corporate Governance and Nominating Committee or the Trust’s internal Corporation Counsel in the event of any concerns. The Corporate Governance and Nominating Committee is ultimately responsible for applying the Code to specific situations and has the authority to interpret the Code in any particular situation.

Other Directorships. The Trust values the experience Trustees bring from other boards on which they serve, but recognizes that those boards may also present demands on a Trustee’s time and availability and may present conflicts or legal issues. Trustees should advise the Chairman of the Corporate Governance and Nominating Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

Contact with Management. All Trustees are invited to contact the CEO at any time to discuss any aspect of the Trust’s business. Trustees will also have complete access to other members of management. The Board expects that there will be frequent opportunities for Trustees to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Contact with Other Constituencies. It is important that the Trust speaks to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each Trustee shall maintain the confidentiality of information received in connection with his or her service as a Trustee.

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XVI. Evaluating Board Performance

The Board, acting through the Corporate Governance and Nominating Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Corporate Governance and Nominating Committee should periodically consider the mix of skills and experience that Trustees bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board, acting through the Corporate Governance and Nominating Committee. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XVII. Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

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ANNEX B

VORNADO REALTY TRUST

2010 OMNIBUS SHARE PLAN

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VORNADO REALTY TRUST
2010 OMNIBUS SHARE PLAN

1. Purpose

The purpose of the 2010 Omnibus Share Plan of Vornado Realty Trust, as amended from time to time (the “Plan”), is to promote the financial interests of Vornado Realty Trust (the “Trust”), including its growth and performance, by encouraging employees of the Trust and its subsidiaries, including officers (together, the “Employees”), its non-employee trustees of the Trust and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees”), and certain non-employee advisors and consultants that provide bona fide services to the Trust or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Trust, enhancing the ability of the Trust and its subsidiaries to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability, and providing Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Trust’s success and to further align the interests of the Employees, Non-Employee Trustees and Consultants with shareholders of the Trust.

The Plan replaces the 2002 Omnibus Share Plan of Vornado Realty Trust, as amended (the “Predecessor Plan”), for awards granted on or after the Effective Date (as defined in Section 18). Awards may not be granted under the Predecessor Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Predecessor Plan prior to the Effective Date.

2. Shares Available for Awards

Subject to the provisions of this Section 2 or any adjustment as provided in Section 16, awards may be granted under the Plan with respect to 6,000,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of this Section 2, would result in the issuance of up to a maximum of 6,000,000 common shares, par value $.04, of beneficial interest in the Trust (the “Shares”) if all awards granted under the Plan were Full Value Awards (as defined below) and 12,000,000 Shares if all awards granted under the Plan were not Full Value Awards (which includes the number of Shares remaining under the Predecessor Plan as of March 15, 2010). No Participant (as defined in Section 3) who is an Employee shall be granted during any period of 12 consecutive months stock options, stock appreciation rights or any award intended to be “performance-based compensation” (as that term is used in Section 162(m) of the Internal Revenue Code) with respect to more than 12,000,000 Shares (subject to adjustment as provided in Section 16). The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Trust may from time to time determine. Any Shares that are subject to awards that are not Full Value Awards shall be counted against the number of Share Equivalents available for the grant of awards under the Plan, as set forth in the first sentence of this Section 2, as one-half Share Equivalent for every Share granted pursuant to an award; any Shares that are subject to awards that are Full Value Awards shall be counted as one Share Equivalent for every Share granted pursuant to an award. “Full Value Award” means an award under the Plan other than a stock option, stock appreciation right or other award that does not deliver to a Participant on the grant date of such award the full value of the underlying Shares. “Share Equivalent” shall be the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, which number of Shares shall not in any event exceed 12,000,000, subject to the provisions of this Section 2 or any adjustment as provided in Section 16.

The Committee may, without affecting the number of Share Equivalents available pursuant to this Section 2, authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A (as defined in Section 16) and any other applicable provisions of the Internal Revenue Code.

Shares subject to an award granted under the Plan that expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan; provided, however, that the number of Share Equivalents that shall again be available for the grant under the Plan shall be increased by one Share Equivalent for each Share that is subject to a Full Value Award at the time such Full Value Award expires or is forfeited, terminated or cancelled and by one-half Share Equivalent for each Share that is subject to an award that is not a Full Value Award at the time such award

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expires or is forfeited, terminated or cancelled. Awards that use Shares as a reference but that are paid or settled in whole or in part in cash shall not affect the number of Share Equivalents available under the Plan pursuant to this Section 2 to the extent paid in cash. The number of Share Equivalents available for the purpose of awards under the Plan shall be reduced by (i) one-half of the gross number of Shares for which stock options or stock appreciation rights are exercised, regardless of whether any of the Shares underlying such awards are not actually issued to the Participant as the result of a net settlement and (ii) one-half of any Shares withheld to satisfy any tax withholding obligation with respect to any award that is not a Full Value Award and one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award, as described further in Section 13.

The maximum aggregate number of Share Equivalents that may be granted under the Plan, as set forth in this Section 2, shall be cumulatively increased from time to time by the number of Shares subject to, or acquired pursuant to, that portion of any award granted under the Predecessor Plan and outstanding as of the Effective Date that, on or after the Effective Date, expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares; provided, however, that the number of Share Equivalents that shall again be available for grant under the Plan shall be increased by one-half Share Equivalent for each Share that is subject to an award granted under the Predecessor Plan that would not have been a Full Value Award if granted under the Plan at the time such award expires or is forfeited, terminated or cancelled.

The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall not exceed 12,000,000 Shares (as adjusted pursuant to the provisions of Section 16).

3. Administration

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Trustees of the Trust. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. Notwithstanding anything to the contrary contained herein, the Board of Trustees may, in its sole discretion, at any time and from time to time, grant awards or administer the Plan. In any such case, the Board of Trustees will have all of the authority and responsibility granted to the Committee herein.

Subject to the provisions of the Plan, the Committee shall select the Employees, Non-Employee Trustees and Consultants who will be participants in the Plan (together, the “Participants”). The Committee shall (i) determine the type of awards to be made to Participants, determine the Shares or share units subject to awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan, based on, among other things, information made available to the Committee by the management of the Trust. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final and conclusive.

4. Eligibility

All Employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Trust, as determined by the Committee, and Non-Employee Trustees and Consultants, as determined by the Committee, are eligible to be Participants in the Plan.

5. Awards

Awards under the Plan may consist of the following: stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options), stock appreciation rights, performance shares, grants of restricted stock and other-stock based awards, including OP Units (as defined in Section 11). Awards of performance shares, restricted stock or share units and other-stock based awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on

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a period of time or based on attainment of specified performance conditions). Unless the Committee otherwise specifies in the award agreement, if dividends or dividend equivalent rights are granted, dividends and dividend equivalents shall be paid to the Participant at the same time as the Trust pays dividends to common shareholders (even if the Shares subject to the underlying award are held by the Trust) but not less than annually and not later than the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A (as defined in Section 16)); provided, however, that dividend and dividend equivalent payments in the case of an award that is subject to performance vesting conditions shall be treated as unvested so long as such award remains unvested, and any such dividend and dividend equivalent payments that would otherwise have been paid during the vesting period shall instead be accumulated (and, if paid in cash, reinvested in additional Shares based on the Surrender Value of the Shares on the date of reinvestment) and paid within 30 days following the date on which such award is determined by the Committee to have satisfied such performance vesting conditions. Any dividends or dividend equivalents that are accumulated and paid after the date specified in the preceding sentence may be treated separately from the right to other amounts under the award.

Notwithstanding any other provision of the Plan to the contrary, Full Value Awards (a) that vest on the basis of the Participant’s continued employment or service shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the Shares subject thereto vesting earlier than a date 60 days prior to the first anniversary of the date on which such award is granted and on each of the next two anniversaries of such initial vesting date) and (b) that vest on the basis of the attainment of performance goals shall provide for a performance period that ends no earlier than 60 days prior to the first anniversary of the commencement of the period over which performance is evaluated; provided, however, that the foregoing limitations shall not preclude the acceleration of vesting of any such award upon the death, disability or retirement of the Participant or upon an actual change in control (and not, for example, the commencement of a tender offer for the Trust’s shares or shareholder approval of a transaction that, if consummated, would result in an actual change in control). Notwithstanding the foregoing, Full Value Awards with respect to 5% of the maximum aggregate number of Share Equivalents available for the purpose of awards under the Plan pursuant to Section 2 may be granted under the Plan to any one or more Participants without respect to such minimum vesting provisions.

6. Stock Options

The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of the Shares. Stock options shall be exercisable for such period as specified by the Committee but in no event may options be exercisable more than ten years after their date of grant. No stock option shall be exercisable earlier than a date 60 days prior to the first anniversary of the date on which such award is granted, except in the event of the Participant’s retirement, death or disability or an actual change in control. The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made (i) in cash, (ii) by tender of Shares owned by the Participant valued at Surrender Value as of the date of exercise, (iii) to the extent approved by the Committee in its sole discretion, by surrender of all or part of the Shares issuable upon exercise of the option by the largest whole number of Shares with a Surrender Value that does not exceed the aggregate exercise price; provided, however, that the Trust shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued, (iv) in such other consideration as the Committee deems appropriate, or (v) by a combination of cash, Shares and such other consideration.

For purposes of the Plan, (i) “Fair Market Value” means, with respect to a Share, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein and (ii) “Surrender Value” means, with respect to a Share, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein. For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted

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or, if the date the award is granted is not a trading day, the trading day immediately prior to the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Trust or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Trust.

7. Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such award. No stock appreciation right shall be exercisable earlier than a date 60 days prior to the first anniversary of the date on which such award is granted, except in the event of the Participant’s retirement, death or disability or an actual change in control, or later than 10 years from the grant date of such award. A stock appreciation right shall entitle the Participant to receive from the Trust an amount equal to the increase of the Fair Market Value of the Shares on the exercise of the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

8. Performance Shares

Performance shares may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the time the Shares subject to the grant of performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee, in its sole discretion, shall determine whether performance shares granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

Notwithstanding anything to the contrary herein, performance shares granted under this Section 8 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Trust under Section 162(m) of the Internal Revenue Code. In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 10 for Performance-Based Awards (as defined in Section 10).

9. Restricted Stock

Restricted stock may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

Notwithstanding anything to the contrary herein, restricted stock granted under this Section 9 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Trust under Section 162(m) of the Internal Revenue Code. In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 10 for Performance-Based Awards.

10. Other Stock-Based Awards

Other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted Shares and performance stock and performance units settled in shares or cash) may be granted under such terms and conditions as may be determined by the Committee in its sole discretion.

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Notwithstanding anything to the contrary herein, any other stock-based awards may, at the discretion of the Committee, be granted in a manner that is intended to be deductible by the Trust under Section 162(m) of the Internal Revenue Code (a “Performance-Based Award”). In such event, the Committee shall follow the following procedures:

A Participant’s Performance-Based Award shall be determined based on the attainment of written objective performance goals approved by the Committee for a performance period generally of one year established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the performance goal during the performance period.

The performance goals shall be based on one or more of the following business criteria (either separately or in combination) with regard to the Trust (or a subsidiary, division, other operational unit or administrative department of the Trust): (i) pre-tax income, (ii) after-tax income, (iii) net income (meaning net income as reflected in the Trust’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis), (iv) operating income, (v) cash flow, (vi) earnings per share, (vii) return on equity, (viii) return on invested capital or assets, (ix) cash and/or funds available for distribution, (x) appreciation in the Fair Market Value of Shares, (xi) return on investment, (xii) total return to shareholders, (xiii) net earnings growth, (xiv) stock appreciation (meaning an increase in the price or value of the Shares after the date of grant of an award and during the applicable period), (xv) related return ratios, (xvi) increase in revenues, (xvii) net earnings, (xviii) changes (or the absence of changes) in the per share or aggregate market price of the Shares, (xix) number of securities sold, (xx) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Trust’s financial reports for the applicable period, (xxi) total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Trust’s financial reports for the applicable period), (xxii) total shareholder return, and (xxiii) funds from operations, as determined and reported by the Trust in its financial reports.

Performance criteria may be absolute amounts or percentages of amounts or may be relative to the performance of a peer group of real estate investment trusts or other corporations or indices.

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Trust in the preparation of its periodic reports to shareholders.

In addition, the performance goals may be based upon the attainment of specified levels of Trust (or subsidiary, division, other operational unit or administrative department of the Trust) performance under one or more of the measures described above relative to the performance of other real estate investment trusts or the historic performance of the Trust. To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Trust, the Committee may (i) designate additional business criteria on which the performance goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the performance criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of business under GAAP, and (E) attributable to the business operations of any entity acquired by the Trust during the fiscal year.

Following the completion of each performance period, the Committee shall have the sole discretion to determine, based on information made available to the Committee by the management of the Trust, whether the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less (but not more) than the amount determined by the

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applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion, after the end of such performance period.

11. Operating Partnership Units

Awards may be granted under the Plan in the form of undivided fractional limited partnership interests in Vornado Realty L.P. (together with any successor entity, the “Operating Partnership”), a Delaware limited partnership, the entity through which the Trust conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes, of one or more classes (“OP Units”) established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, Shares. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.

For purposes of calculating the number of Shares underlying an award of OP Units relative to the total number of Share Equivalents available for issuance under the Plan, the Committee shall establish in good faith the maximum number of Shares to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of Share Equivalents shall be increased by one Share Equivalent for each Share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, awards of OP Units shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of such OP Units; and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion. The Committee may allow awards of OP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 11. The provisions of the grant of OP Units need not be the same with respect to each Participant.

Notwithstanding Section 5 of the Plan, the award agreement or other award documentation in respect of an award of OP Units may provide that the recipient of an award under this Section 11 shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of Shares underlying the award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or OP Units.

OP Units awarded under this Section 11 may be issued for no cash consideration.

12. Award Agreements

Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan.

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13. Withholding

The Trust shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant who is an employee of the Trust or its subsidiaries to elect to satisfy such withholding obligation by having the Trust retain the number of Shares whose Fair Market Value equals the minimum statutory amount of taxes required by applicable law to be withheld. Any fraction of a Share required to satisfy such obligation shall be disregarded, and the amount due shall instead be paid in cash to or by the Participant, as the case may be.

14. Nontransferability

No award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an award only by will or the laws of descent or distribution. An award transferred pursuant to this Section 14 shall remain subject to the provisions of the Plan, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder’s incapacity, an award shall be exercisable only by the holder thereof.

15. No Right to Employment

No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant any right to continue his or her service to the Trust or its subsidiaries as an Employee, Non-Employee Trustee or Consultant. Further, the Trust and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

16. Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to common shareholders other than regular cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number of Share Equivalents for which awards may be granted under the Plan; (ii) the number or kind of Shares or other securities issued or reserved for issuance pursuant to outstanding awards, (iii) the individual Participant limitation set forth in Section 2, and (iv) the number of Shares set forth in Section 2 that can be issued through incentive stock options within the meaning of Section 422 of the Internal Revenue Code; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Internal Revenue Code (“Section 409A”) or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 16 or have any claim or right whatsoever against the Trust or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 16.

17. Amendment

The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that no amendment shall be made without shareholder approval if such amendment (i) would increase the maximum

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aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 16), (ii) would materially modify the requirements for participation in the Plan, (iii) would result in a material increase in the benefits accrued to Participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 16) or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

18. Effective Date

The Plan was adopted on February 18, 2010 by the Board of Trustees, subject to the approval of the Compensation Committee, which was given on March 25, 2010 and subject to the approval by the shareholders of the Trust at the 2010 Annual Meeting on May 13, 2010, and shall be effective as of the date of the approval by the requisite shareholders of the Trust at the 2010 Annual Meeting (the “Effective Date”). If the Plan is not so approved by the requisite shareholders of the Trust, then the Plan will be null and void in its entirety and the Predecessor Plan will remain in full force and effect. Subject to earlier termination pursuant to Section 17, the Plan shall have a term of ten years from the Effective Date; provided, however, that all awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such awards, will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements; provided, further, that no awards (other than a stock option or stock appreciation right) that are intended by the Committee to be “performance-based” under Section 162(m) of the Internal Revenue Code (including any Performance-Based Awards) shall be granted on or after the first shareholder meeting that occurs in the fifth year following the year in which shareholders of the Trust previously approved the performance criteria in Section 10 unless the performance criteria are reapproved (or other designated performance criteria are approved) by the shareholders of the Trust on or before such shareholder meeting.

888 Seventh Avenue, New York, New York 10019

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain VORNADO REALTY TRUST your records and to create an electronic voting instruction form. 888 SEVENTH AVENUE NEW YORK, NY 10019 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2010. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card must be received by May 12, 2010. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M22933-P91515 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VORNADO REALTY TRUST For Withhold For All To withhold authority to vote for any individual nominee(s), All All Except mark “For All Except” and write the number(s) of the nominee(s) The Board of Trustees recommends that you vote FOR for whom you wish to withhold authority on the line below. the following: 1. Election of Trustees Nominees: 01) Candace K. Beinecke 02) Robert P. Kogod 03) David Mandelbaum 04) Richard R. West The Board of Trustees recommends you vote FOR For Against Abstain NOTE: IN THEIR DISCRETION, THE PROXIES NAMED ON THE FRONT the following proposals: OF THIS CARD ARE AUTHORIZED TO VOTE AND OTHERWISE 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY REGISTERED PUBLIC ACCOUNTING FIRM. PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND FOR THE ELECTION OF A PERSON 3. APPROVAL OF THE 2010 OMNIBUS SHARE PLAN. TO SERVE AS TRUSTEE IF ANY OF THE NOMINEES ABOVE DECLINES OR IS UNABLE TO SERVE. The Board of Trustees recommends you vote AGAINST the following proposals: 4. SHAREHOLDER PROPOSAL REGARDING MAJORITY VOTING FOR TRUSTEES. 5. SHAREHOLDER PROPOSAL REGARDING THE APPOINTMENT 0 0 0 OF AN INDEPENDENT CHAIRMAN. 6. SHAREHOLDER PROPOSAL REGARDING ESTABLISHING 0 0 0 ONE CLASS OF TRUSTEES. For address changes and/or comments, please check this box 0 and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership or other entity, please sign in full corporate, partnership or other entity name, by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2009 Annual Report to Shareholders, including the 2009 Annual Report on Form 10-K and Proxy Statement are available at www.proxyvote.com. M22934-P91515 VORNADO REALTY TRUST This proxy is solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders May 13th, 2010 11:30 A.M. The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), to be held at The Hilton Hasbrouck Heights/Meadowlands, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 on Thursday, May 13, 2010 at 11:30 A.M., local time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2009 Annual Report to Shareholders is hereby acknowledged. THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF EACH NOMINEE FOR TRUSTEE, (2) “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (3) “FOR” THE APPROVAL OF THE 2010 OMNIBUS SHARE PLAN (4) “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING MAJORITY VOTING FOR TRUSTEES, (5) “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING THE APPOINTMENT OF AN INDEPENDENT CHAIRMAN AND (6) “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING ESTABLISHING ONE CLASS OF TRUSTEES. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side